UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: July 1, 2004 – December 31, 2004

Item 1: Reports to Shareholders

A N N U A L R E P O R T
2004
Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust www.roycefunds.com
TheRoyceFund
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests primarily in a limited number of small-cap companies.

 A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and microcap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.
WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 46.

	PERFORMANCE TABLE

	NAV AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2004
		Royce Value Trust	Royce Micro-Cap Trust	Royce Focus Trust	Russell 2000
	Fourth Quarter 2004*	13.18%	12.90%	12.65%	14.09%

	July-December 2004*	10.81	9.53	16.83	10.83

	1-Year	21.42	18.69	29.21	18.33

	3-Year	12.99	16.75	20.39	11.48

	5-Year	14.15	16.84	18.35	6.61

	10-Year	14.84	15.67	n/a	11.54

	Since Inception	12.85	14.61	14.22

	Inception Date	11/26/86	12/14/93	11/1/96**

	* Not annualized.

	** Date Royce & Associates, LLC assumed investment management responsibility.

	Royce Value Trust’s 15-year NAV average annual total return for the period ended 12/31/04 was 13.47%.

	IMPORTANT PERFORMANCE, RISK AND OTHER INFORMATION

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the sale of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.
    The thoughts expressed in this Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2004, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2004 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of small and micro-cap companies that may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
    The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P 500 and S&P 600 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

2 | THE ROYCE FUNDS ANNUAL REPORT 2004

LETTER TO OUR STOCKHOLDERS

Dear Stockholder,
     We have redesigned and reformatted our Annual Report for 2004 to focus on the information required by SEC regulations. It now includes Managers’ Discussions of Fund Performance and Financial Statements for all three of our closed-end mutual funds. We have also created a new publication, the Annual Review, which features more wide-ranging commentary on the stock market as a whole and the Funds’ portfolios. We hope that you find the material in each book useful and informative.
     2004 was generally a positive one for the stock market as a whole, with small-cap securities enjoying a performance advantage over their large-cap counterparts. The small-cap oriented Russell 2000 index rose 18.3% in 2004, compared to respective gains of 10.9% and 8.6% for the S&P 500 and the Nasdaq Composite. For the sixth consecutive year, the Russell 2000 index outperformed the S&P 500. This past year also marked the fourth out of the last five calendar years in which the Russell 2000 outpaced the Nasdaq Composite. Small-cap value stocks also enjoyed a strong year in 2004, which can be seen in the calendar-year performances of our Funds. In contrast to 2003, a year in which micro-cap and Technology companies reigned supreme, 2004 was in general kinder to the upper tier of small-cap, as well as to individual companies in diverse sectors such as Natural Resources, Finance and Industrial Products (to name just a few strong-performing areas). The trend toward larger, arguably higher-quality, small-cap stocks dominating performance within the asset class was established early in the year, an unsurprising development given the red-hot performance of many micro-cap and Tech stocks in 2003.
     We believe that The Royce Funds’ performances generally were strong on an absolute basis in 2004 as well as over market cycles and long-term periods. While we would love to beat each Fund’s respective benchmark during any particular performance period, we want to be clear that it remains our goal to achieve strong absolute returns over full market cycle and other long-term performance periods.
     We appreciate your continued support.

Sincerely,

Charles M. Royce
     President

January 31, 2005

For more than 30 years, we have used various value approaches to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

THE ROYCE FUNDS ANNUAL REPORT 2004 | 3

ROYCE VALUE TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Manager’s Discussion
Royce Value Trust’s (RVT) broadly diversified portfolio of small- and micro-cap stocks reaped the benefits of a strong year for small-cap value stocks. In 2004, the Fund was up 21.4% on a net asset value (NAV) basis and 29.6% on a market price basis. RVT’s calendar-year NAV performance was ahead of the small-cap oriented Russell 2000, which gained 18.3%, but trailed the small-cap S&P 600 index, which was up 22.7% for the same period. The Fund’s strong absolute results were achieved in spite of slightly lagging one of its benchmarks on an NAV basis (+13.2%) in the robust fourth-quarter rally. For this period, the Fund was up 16.6% on a market price basis, while the Russell 2000 was up 14.1% and the S&P 600 gained 13.0%. RVT’s NAV performances over market cycle and long-term periods were similarly strong on an absolute and a relative basis. The Fund was up 78.6% from the previous small-cap market peak on 3/9/00 through 12/31/04 versus respective gains of 14.5% and 53.2% for the Russell 2000 and S&P 600. RVT gained 103.4% from the small-cap market trough on 10/9/02 through 12/31/04 versus respective gains of 104.8% and 96.5% for the Russell 2000 and the S&P 600. On an NAV basis, RVT outpaced the S&P 600 for the five-, 10-, 15-year and since inception (11/26/86) periods ended 12/31/04, while the Fund was ahead of the Russell 2000 for each of these periods as well as for the one-year and three-year periods. On a market price basis, RVT outperformed both benchmarks for the one-, three-, five-, 10-, 15-year and since inception (11/26/86) periods ended 12/31/04. The Fund’s average annual NAV total return since inception was 12.9%.
     The Fund enjoyed net gains on a dollar basis in virtually all of its sectors, particularly in Industrial Products, Natural Resources and Industrial Services. Several industrial companies had slumping prices in 2003, which gave us the opportunity to build existing positions. Although these businesses did not post the same heady gains as energy and financial stocks in 2004, they generally enjoyed strong returns. After hitting lows in their business cycle around the spring of 2003, many industrial companies began to recover, benefitting from increases in capital spending, the ability to pass on higher costs that came from increased raw materials prices and a robust rise in international economic growth. This led to earnings acceleration and correspondingly higher stock prices beginning late in 2003 and in general lasting through 2004.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	Fourth Quarter 2004*			13.18%

	July-December 2004*			10.81

	1-Year			21.42

	3-Year			12.99

	5-Year			14.15

	10-Year			14.84

	15-Year			13.47

	Since Inception (11/26/86)			12.85

*	Not annualized.

	CALENDAR YEAR NAV TOTAL RETURNS
	Year	RVT	Year	RVT
	2004	21.4%	1996	15.5%

	2003	40.8	1995	21.1

	2002	-15.6	1994	0.1

	2001	15.2	1993	17.3

	2000	16.6	1992	19.3

	1999	11.7	1991	38.4

	1998	3.3	1990	-13.8

	1997	27.5	1989	18.3

	TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders
	Apollo Investment			1.2%

	Ritchie Bros. Auctioneers			1.0

	Arrow International			0.9

	Lincoln Electric Holdings			0.9

	Simpson Manufacturing			0.9

	Sotheby’s Holdings Cl. A			0.9

	MacDermid			0.9

	SEACOR Holdings			0.9

	Gabelli Asset Management Cl. A			0.8

	MPS Group			0.8

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders
	Technology			21.5%

	Industrial Products			18.4

	Industrial Services			14.4

	Financial Intermediaries			10.0

	Natural Resources			9.2

	Consumer Products			9.1

	Health			9.0

	Financial Services			8.7

	Consumer Services			6.2

	Utilities			0.2

	Miscellaneous			5.0

	Bonds & Preferred Stock			0.2

	Treasuries, Cash and Cash Equivalents			10.3

4 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE MICRO-CAP TRUST

Manager’s Discussion
The performance of micro-cap stocks may have cooled down a bit in 2004 following their red-hot 2003, but that did little to dampen the performance of Royce Micro-Cap Trust (RMT). For the calendar year, the Fund gained 18.7% on a net asset value (NAV) basis and an impressive 33.4% on a market value basis, both results ahead of its small-cap benchmark, the Russell 2000, which was up 18.3% for the same period. The Fund accomplished this in spite of underperforming the small-cap index on an NAV basis in the dynamic fourth-quarter rally (+12.9% versus +14.1%). Over market cycle and long-term performance periods, RMT also posted strong absolute and relative returns. On both an NAV and market price basis for the periods ended 12/31/04, RMT dramatically outperformed the Russell 2000 from both the previous small-cap market peak on 3/9/00 (+89.1% and +141.0% versus +14.5%) and the small-cap market trough on 10/9/02 (+118.9% and +156.2% versus +104.8%). The Fund also outperformed its benchmark for the three-, five-, 10-year and since inception (12/14/93) periods ended 12/31/04 on an NAV and market price basis. RMT’s average annual NAV total return since inception was 14.6%.
     Each of the Fund’s 10 sectors posted net gains in 2004, with companies from several industries contributing to the year’s terrific results. Losses came at the individual stock level, with specialty retailer The Wet Seal and IT consultant iGATE Corporation posting the largest losses on a dollar basis. Holdings in the Natural Resources sector led in terms of overall net dollar gains in the portfolio, which was consistent with the impressive performance of stocks in the energy industry within small-cap as a whole. A supply squeeze first drove commodity prices higher which in turn helped to boost stock prices. The energy services and oil and gas industry groups posted the largest net gains in the sector, with the share prices of oil and gas exploration and production company Toreador Resources, geophysical data services business Veritas DGC and energy-related construction and engineering firm Willbros Group all posting large net gains on a dollar basis. Holdings in the Industrial Products sector generally enjoyed strong returns in 2004. The prices of many industrial companies began to slowly recover in 2003, benefiting from increases in capital spending, the ability to pass on higher costs that came from increased raw materials prices and a robust rise in international economic growth. This led to earnings acceleration and correspondingly higher stock prices that in general lasted through 2004.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Fourth Quarter 2004*			12.90%

July-December 2004*			9.53

1-Year			18.69

3-Year			16.75

5-Year			16.84

10-Year			15.67

Since Inception (12/14/93)			14.61
* Not annualized.

CALENDAR YEAR NAV TOTAL RETURNS
Year	RMT	Year	RMT
2004	18.7%	1998	-4.1%

2003	55.6	1997	27.1

2002	-13.8	1996	16.6

2001	23.4	1995	22.9

2000	10.9	1994	5.0

1999	12.7

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders
Sapient Corporation			1.4%

Juno Lighting			1.3

Stein Mart			1.3

Delta Apparel			1.2

Convansys Corporation			1.2

HomeFed Corporation			1.2

Aceto			1.2

ASA Bermuda			1.1

Seneca Foods			1.1

PICO Holdings			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders
Technology			26.5%

Industrial Products			15.0

Industrial Services			13.5

Health			11.9

Natural Resources			10.9

Financial Intermediaries			5.7

Consumer Products			5.4

Consumer Services			5.2

Diversified Investment Companies			1.6

Financial Services			1.5

Miscellaneous			5.0

Preferred Stocks			0.5

Cash & Cash Equivalents			17.9

THE ROYCE FUNDS ANNUAL REPORT 2004 | 5

ROYCE FOCUS TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Manager’s Discussion
The focus was on strong performance for several holdings in Royce Focus Trust’s (FUND) limited portfolio of small-cap stocks in 2004, which helped to provide its strong return on both an absolute and relative basis. For the calendar year, the Fund gained 29.2% on a net asset value (NAV) basis and 47.3% on a market price basis, both results well ahead of the 18.3% return of its small-cap benchmark, the Russell 2000, for the same period. In the dynamic fourth-quarter rally, the Fund lagged its benchmark on an NAV basis (+12.7% versus +14.1%), while impressively outpacing the Russell 2000 on a market price basis (+27.5%). Although stock prices in general fell during 2004’s second and third quarters, FUND posted positive returns in all four quarters of the calendar year on an NAV basis, which was critical both to its absolute return and its outperformance of the small-cap index. Over long-term and market cycle periods, FUND’s results were equally impressive. For the periods ended 12/31/04, on both an NAV and market price basis, the Fund dramatically outgained the Russell 2000 from the previous small-cap market peak on 3/9/00 (+128.0% and +192.6% versus +14.5%) and the small-cap market trough on 10/9/02 (+139.7% and +172.8% versus +104.8%). FUND was also ahead of the small-cap index for the three-year, five-year and since inception of our management (11/01/96) periods ended 12/31/04. The Fund’s average annual NAV total return since inception was 14.2%.
     The Fund’s two largest sectors at year end—Industrial Products and Natural Resources—also made the most significant contributions to performance on a dollar basis in 2004. This was mostly consistent with a vigorous small-cap market in which companies from the energy, finance and industrial areas led the way. Within Natural Resources, net dollar gains from the energy services group, including piping and oil drilling equipment maker Trican Well Service and seismic acquisition imaging technology company Input/Output, were larger than those of seven of the Fund’s nine equity sectors (all of which posted net gains). Improved business and consequent earnings acceleration proved a winning combination for many holdings in the Industrial Products sector, such as steel company IPSCO and construction aggregates company Florida Rock Industries. Portfolio losses were scattered across each sector, including life science medical products maker Bruker BioSciences, which we sold in October, and precious metals mining business Hecla Mining Company, a position we built as its share price declined.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	Fourth Quarter 2004*	12.65%

	July-December 2004*	16.83

	1-Year	29.21

	3-Year	20.39

	5-Year	18.35

	Since Inception (11/1/96)†	14.22

*	Not annualized.

†	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

	CALENDAR YEAR NAV TOTAL RETURNS
	Year	FUND
	2004	29.2%

	2003	54.3

	2002	-12.5

	2001	10.0

	2000	20.9

	1999	8.7

	1998	-6.8

	1997	20.5

	TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders
	New Zealand Government 6.5% Bond	6.8%

	Canadian Government 3% Bond	4.8

	Trican Well Service	4.2

	Simpson Manufacturing	4.0

	Nu Skin Enterprises Cl. A	3.8

	IPSCO	3.6

	eFunds Corporation	3.4

	Alleghany Corporation	3.4

	Florida Rock Industries	3.4

	Schnitzer Steel Industries Cl. A	3.2

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders
	Industrial Products	23.1%

	Natural Resources	21.9

	Technology	9.8

	Health	9.6

	Financial Intermediaries	8.9

	Industrial Services	8.4

	Financial Services	6.4

	Consumer Products	5.8

	Consumer Services	5.4

	Bonds	13.0

	Treasuries, Cash and Cash Equivalents	11.3

6 | THE ROYCE FUNDS ANNUAL REPORT 2004

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

History		Amount Invested	Purchase Price*	Shares	NAV Value**	Market Value**

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568

12/31/04		$21,922		6,805	$128,955	$139,094

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257

12/31/04		$8,900		2,742	$39,320	$41,788

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259

12/31/04		$4,375		1,604	$15,639	$16,794

*	Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distribution, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
**	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
THE ROYCE FUNDS ANNUAL REPORT 2004 | 7

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 111.7%			Consumer Services – 6.2%
Consumer Products – 9.1%			Direct Marketing - 0.2%
Apparel and Shoes - 3.1%			†Sportsman’s Guide (The) [a]	107,000	$2,407,500
Jones Apparel Group	81,500	$2,980,455
K-Swiss Cl. A	220,400	6,418,048	Leisure and Entertainment - 0.3%
†Steven Madden a,[d]	74,000	1,395,640	Carmike Cinemas	21,000	766,500
Oshkosh B’Gosh Cl. A	104,300	2,232,020	†4Kids Entertainment a,[d]	21,000	441,420
Polo Ralph Lauren Cl. A	150,000	6,390,000	Gemstar-TV Guide International a,[d]	201,100	1,190,512
Timberland Company Cl. A [a]	30,000	1,880,100	Hasbro	50,000	969,000
Tommy Hilfiger [a]	156,000	1,759,680
Warnaco Group (The) [a]	42,000	907,200			3,367,432
Weyco Group	153,996	6,820,483
			Restaurants and Lodgings - 0.9%
		30,783,626	Benihana Cl. A [a]	6,600	107,250
			CEC Entertainment a,[d]	45,000	1,798,650
Collectibles - 0.9%			IHOP Corporation	145,100	6,078,239
Action Performance Companies	195,000	2,143,050	Jack in the Box [a]	2,000	73,740
The Boyds Collection a,[d]	524,200	2,306,480	Ryan’s Restaurant Group a,[d]	60,900	939,078
Enesco Group [a]	47,200	381,376
Topps Company (The)	410,500	4,002,375			8,996,957

		8,833,281	Retail Stores - 3.3%
			AnnTaylor Stores [a]	22,500	484,425
Food/Beverage/Tobacco - 0.3%			BJ’s Wholesale Club [a]	32,000	932,160
Hain Celestial Group a,[d]	37,800	781,326	Big Lots [a]	255,300	3,096,789
Hershey Creamery Company	709	1,701,600	†Cabela’s Cl. A a,[d]	10,000	227,400
Lancaster Colony	16,900	724,503	†CarMax a,[d]	111,000	3,446,550
			Charming Shoppes [a]	484,400	4,538,828
		3,207,429	Claire’s Stores	167,200	3,553,000
			Dress Barn (The) a,[d]	100,000	1,760,000
Home Furnishing and Appliances - 0.5%			GameStop Corporation Cl. A a,[d]	38,000	849,680
Ethan Allen Interiors	15,000	600,300	†Krispy Kreme Doughnuts a,[d]	17,000	214,200
Falcon Products a,[c]	941,600	197,736	Linens ’n Things [a]	40,000	992,000
La-Z-Boy	128,200	1,970,434	Movie Gallery	35,000	667,450
Natuzzi ADR b	213,100	2,312,135	†Neiman Marcus Group (The) Cl. A	30,800	2,203,432
†Select Comfort a,[d]	100	1,794	Payless ShoeSource a,[d]	209,600	2,578,080
			Stein Mart [a]	172,800	2,947,968
		5,082,399	Urban Outfitters a,[d]	65,200	2,894,880
			Wet Seal (The) Cl. A a,[d]	202,000	458,540
Publishing - 0.7%			†Wild Oats Markets a,[d]	81,000	713,610
†Journal Communications Cl. A	100,200	1,810,614
Scholastic Corporation a,[d]	130,000	4,804,800			32,558,992

		6,615,414	Other Consumer Services - 1.5%
			†Coinstar a,[d]	17,000	456,110
Sports and Recreation - 1.4%			†Corinthian Colleges a,[d]	39,500	744,377
Callaway Golf Company	275,800	3,723,300	†MoneyGram International	217,100	4,589,494
Coachmen Industries	47,700	828,072	Sotheby’s Holdings Cl. A a,[d]	485,200	8,811,232
Monaco Coach	161,050	3,312,798
Oakley	325,000	4,143,750			14,601,213
Sturm, Ruger & Company	30,000	270,900
Thor Industries	43,100	1,596,855	Total (Cost $44,964,636)		61,932,094

		13,875,675	Financial Intermediaries – 10.0%
			Banking - 3.0%
Other Consumer Products - 2.2%			BOK Financial [a]	129,327	6,305,985
Blyth	14,700	434,532	Farmers & Merchants Bank of Long Beach	1,266	7,190,880
Burnham Corporation Cl. B [a]	36,000	936,000	First National Bank Alaska	2,130	5,016,150
†Dorel Industries Cl. B [a]	34,500	1,178,865	Mechanics Bank [a]	200	3,910,000
Fossil a,[d]	117,800	3,020,392	Mercantile Bankshares	20,000	1,044,000
Lazare Kaplan International [a]	103,600	985,236	NetBank	70,000	728,700
†Leapfrog Enterprises a,[d]	234,700	3,191,920	†Ocwen Financial a,[d]	47,000	449,320
Matthews International Cl. A	166,000	6,108,800	Oriental Financial Group	54,147	1,532,916
†RC2 Corporation [a]	190,400	6,207,040	†Partners Trust Financial Group	130,000	1,514,500

		22,062,785

Total (Cost $65,762,887)		90,460,609

8 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			BKF Capital Group	7,500	$284,250
Banking (continued)			Eaton Vance	70,200	3,660,930
Whitney Holding	27,000	$1,214,730	Federated Investors Cl. B	101,900	3,097,760
Wilmington Trust	31,000	1,120,650	Gabelli Asset Management Cl. A	168,600	8,180,472
			†MVC Capital	174,800	1,587,184
		30,027,831	Nuveen Investments Cl. A	138,600	5,470,542

Insurance - 6.0%					41,541,030
Alleghany Corporation [a]	7,700	2,196,425
Argonaut Group [a]	187,000	3,951,310	Other Financial Services - 0.4%
†Aspen Insurance Holdings	58,000	1,422,160	†CharterMac	59,600	1,456,624
Baldwin & Lyons Cl. B	22,200	594,738	PRG-Schultz International a,[d]	467,000	2,349,010
Commerce Group	49,500	3,021,480	Van der Moolen Holding ADR a,[b]	21,000	159,390
Erie Indemnity Company Cl. A	139,900	7,354,543	†World Acceptance a,[d]	21,700	596,967
HCC Insurance Holdings	24,000	794,880
Leucadia National	51,500	3,578,220			4,561,991
Markel Corporation a,[d]	4,200	1,528,800
Montpelier Re Holdings	77,000	2,960,650	Total (Cost $61,909,042)		86,744,731
NYMAGIC	85,200	2,155,560
Navigators Group [a]	83,200	2,505,152	Health – 9.0%
†Ohio Casualty a,[d]	187,000	4,340,270	Commercial Services - 1.9%
PXRE Group	166,551	4,198,751	Covance a,[d]	52,700	2,042,125
Philadelphia Consolidated Holding [a]	35,000	2,314,900	First Consulting Group [a]	520,900	3,182,699
Phoenix Companies (The) [d]	81,900	1,023,750	IDEXX Laboratories [a]	94,300	5,147,837
ProAssurance Corporation a,[d]	76,070	2,975,098	PAREXEL International [a]	277,700	5,637,310
RLI	99,724	4,145,527	Pharmaceutical Product Development [a]	12,000	495,480
Reinsurance Group of America	30,000	1,453,500	TriZetto Group (The) [a]	215,200	2,044,400
21st Century Insurance Group	62,000	843,200
†USI Holdings a,[d]	20,000	231,400			18,549,851
Wesco Financial	7,750	3,045,750
Zenith National Insurance	64,300	3,204,712	Drugs and Biotech - 3.1%
			Abgenix a,[d]	38,000	392,920
		59,840,776	Affymetrix a,[d]	90,800	3,318,740
			Antigenics a,[d]	99,300	1,004,916
Real Estate Investment Trusts - 0.1%			Applera Corporation-
Sun Communities	20,400	821,100	Celera Genomics Group [a]	139,200	1,914,000
			Cephalon a,[d]	4,900	249,312
Securities Brokers - 0.9%			Cerus Corporation a,[d]	21,700	64,232
E*TRADE Financial [a]	498,700	7,455,565	Chiron Corporation a,[d]	21,800	726,594
Knight Trading Group [a]	129,700	1,420,215	DUSA Pharmaceuticals a,[d]	79,700	1,139,710
			Endo Pharmaceuticals Holdings [a]	318,200	6,688,564
		8,875,780	†Eon Labs a,[d]	31,000	837,000
			Gene Logic a,[d]	365,000	1,343,200
Total (Cost $55,454,445)		99,565,487	†Hi-Tech Pharmacal a,[d]	79,000	1,456,760
			Human Genome Sciences a,[d]	90,000	1,081,800
Financial Services – 8.7%			Lexicon Genetics [a]	463,300	3,592,892
Information and Processing - 2.9%			Millennium Pharmaceuticals [a]	50,000	606,000
Advent Software a,[d]	151,100	3,094,528	†Par Pharmaceutical Companies a,[d]	33,000	1,365,540
eFunds Corporation [a]	204,275	4,904,643	Perrigo Company	171,750	2,966,122
FactSet Research Systems	78,500	4,587,540	†Priority Healthcare Cl. B a,[d]	47,500	1,034,075
Fair Isaac	67,300	2,468,564	Shire Pharmaceuticals Group ADR [b]	20,853	666,253
Global Payments	68,500	4,009,990
Interactive Data [a]	134,300	2,919,682			30,448,630
SEI Investments	165,700	6,947,801
			Health Services - 0.7%
		28,932,748	Accredo Health [a]	8,705	241,303
			Albany Molecular Research a,[d]	85,000	946,900
Insurance Brokers - 1.2%			†Eclipsys Corporation a,[d]	20,000	408,600
Crawford & Company Cl. A	289,100	2,023,700	Gentiva Health Services [a]	30,150	504,108
Crawford & Company Cl. B	60,300	452,250	Health Management Associates Cl. A	27,400	622,528
Gallagher (Arthur J.) & Company	111,200	3,614,000	Lincare Holdings [a]	34,600	1,475,690
Hilb Rogal & Hobbs Company	155,050	5,619,012	MedQuist [a]	73,893	1,093,616
			On Assignment [a]	425,200	2,206,788
		11,708,962	Quovadx [a]	3,000	7,170

Investment Management - 4.2%					7,506,703
Alliance Capital Management
Holding L.P.	180,200	7,568,400
†Apollo Investment	774,271	11,691,492

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 9

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Machinery - 4.9%
Medical Products and Devices - 3.1%			Coherent [a]	228,500	$6,955,540
Allied Healthcare Products [a]	62,000	$406,100	Federal Signal	58,600	1,034,876
Arrow International	297,602	9,222,686	†GSI Lumonics a,[d]	69,500	797,860
†ArthroCare Corporation a,[d]	10,000	320,600	Global Power Equipment Group a,[d]	45,000	442,800
†Bruker BioSciences [a]	390,200	1,572,506	Graco	96,825	3,616,414
CONMED Corporation [a]	81,500	2,316,230	IDEX Corporation	36,000	1,458,000
Datascope	12,000	476,280	Lincoln Electric Holdings	265,880	9,183,495
Diagnostic Products	25,000	1,376,250	National Instruments	71,400	1,945,650
Invacare Corporation	88,000	4,070,880	Nordson Corporation	172,200	6,900,054
Novoste Corporation [a]	66,500	113,715	PAXAR Corporation [a]	253,100	5,611,227
†Orthofix International a,[d]	20,000	789,580	†Pason Systems	79,000	2,429,557
STERIS Corporation a,[d]	173,100	4,105,932	T-3 Energy Services a,[d]	346,710	2,472,042
Sybron Dental Specialties a,[d]	19,000	672,220	†UNOVA a,[d]	41,000	1,036,890
Thoratec Corporation a,[d]	2,000	20,840	Woodward Governor Company	73,600	5,270,496
Varian Medical Systems [a]	61,600	2,663,584
Young Innovations	62,550	2,109,812			49,154,901
Zoll Medical [a]	20,200	694,880
			Metal Fabrication and Distribution - 2.5%
		30,932,095	CompX International Cl. A	302,300	4,997,019
			Kaydon Corporation	208,700	6,891,274
Personal Care - 0.2%			†Metal Management	65,100	1,749,237
Regis	37,200	1,716,780	NN	127,100	1,678,991
			Oregon Steel Mills a,[d]	177,900	3,609,591
Total (Cost $65,402,809)		89,154,059	Penn Engineering & Manufacturing	251,600	4,553,960
			Penn Engineering & Manufacturing
Industrial Products – 18.4%			Cl. A	77,600	1,164,000
Automotive - 1.0%
†Adesa	126,900	2,692,818			24,644,072
CLARCOR	22,000	1,204,940
†Gentex Corporation	60,300	2,232,306	Paper and Packaging - 0.2%
IMPCO Technologies a,[d]	15,500	117,025	Peak International [a]	408,400	1,671,990
LKQ Corporation a,[d]	188,000	3,773,160
Quantam Fuel Systems Technologies			Pumps, Valves and Bearings - 0.5%
Worldwide a,[d]	15,500	93,310	Baldor Electric	62,900	1,731,637
			Conbraco Industries	7,630	1,274,210
		10,113,559	Franklin Electric	47,200	1,994,672

Building Systems and Components - 1.2%					5,000,519
Decker Manufacturing	6,022	210,770
Preformed Line Products Company	91,600	2,654,568	Specialty Chemicals and Materials - 2.0%
Simpson Manufacturing	260,800	9,101,920	Aceto	41,100	782,544
			Albemarle Corporation	34,000	1,316,140
		11,967,258	Balchem Corporation	31,200	1,082,328
			CFC International [a]	123,500	1,936,480
Construction Materials - 2.1%			Cabot Corporation	56,500	2,185,420
Ash Grove Cement Company Cl. B [a]	50,518	7,224,074	Hawkins	206,878	2,449,436
ElkCorp	43,000	1,471,460	Lydall a,[d]	50,000	593,000
Florida Rock Industries	123,000	7,322,190	MacDermid	236,631	8,542,379
†Heywood Williams Group [a]	838,837	1,518,695	Material Sciences [a]	29,000	521,710
Synalloy Corporation a,[c]	345,000	3,415,500
					19,409,437
		20,951,919
			Textiles - 0.2%
Industrial Components - 1.3%			†Tag-It Pacific a,[d]	118,500	533,250
AMETEK	86,000	3,067,620	Unifi [a]	315,100	1,206,833
Bel Fuse Cl. A	26,200	767,660
C & D Technologies	50,000	852,000			1,740,083
Donaldson Company	52,000	1,694,160
†Intermagnetics General a,[d]	26,450	672,094	Other Industrial Products - 2.5%
PerkinElmer	135,000	3,036,150	Albany International Cl. A	45,500	1,599,780
†Planar Systems a,[d]	46,900	526,687	Brady Corporation Cl. A	114,400	7,158,008
Powell Industries [a]	92,400	1,708,476	Diebold	85,000	4,737,050
Woodhead Industries	45,400	727,762	Imagistics International [a]	19,000	639,540
			Kimball International Cl. B	428,380	6,344,308
		13,052,609	Maxwell Technologies [a]	21,500	218,010
			Myers Industries	30,499	390,387

10 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			McDermott International [a]	71,000	$1,303,560
Other Industrial Products (continued)			Washington Group International a,[d]	140,000	5,775,000
Peerless Manufacturing a,[c]	158,600	$2,299,700
Quixote Corporation	12,000	243,960			20,825,484
Steelcase Cl. A	50,000	692,000
Trinity Industries	8,000	272,640	Food and Tobacco Processors - 0.6%
			Farmer Bros.	150,000	3,636,000
		24,595,383	MGP Ingredients	216,400	1,869,696
			Seneca Foods Cl. B [a]	6,500	118,631
Total (Cost $103,656,776)		182,301,730	†Sunopta a,[d]	41,000	294,380

Industrial Services - 14.4%					5,918,707
Advertising and Publishing - 0.3%
Interpublic Group of Companies a,[d]	230,000	3,082,000	Industrial Distribution - 1.4%
†ValueClick a,[d]	20,000	266,600	Central Steel & Wire	3,799	1,994,475
			Ritchie Bros. Auctioneers	310,400	10,261,824
		3,348,600	Strategic Distribution [a]	115,000	1,535,250

Commercial Services - 5.7%					13,791,549
ABM Industries	134,800	2,658,256
Aaron Rents	4,500	112,500	Printing - 0.2%
Administaff [a]	60,200	759,122	Bowne & Co.	68,100	1,107,306
Allied Waste Industries a,[d]	188,800	1,752,064	Ennis	62,700	1,206,975
Brink’s Company (The)	107,278	4,239,627
Carlisle Holdings	194,900	1,411,076			2,314,281
Central Parking	83,800	1,269,570
†Collectors Universe a,[d]	15,500	316,045	Transportation and Logistics - 3.6%
Convergys Corporation [a]	121,000	1,813,790	AirNet Systems a,[d]	219,000	764,310
Copart a,[d]	138,100	3,634,792	Alexander & Baldwin	60,000	2,545,200
†Digital Theater Systems a,[d]	18,600	374,418	†Atlas Air Worldwide Holdings a,[e]	60,500	1,424,775
Harsco Corporation	12,000	668,880	C. H. Robinson Worldwide	40,000	2,220,800
Hewitt Associates Cl. A a,[d]	59,000	1,888,590	Continental Airlines Cl. B a,[d]	100,000	1,354,000
Hudson Highland Group a,[d]	30,549	879,811	EGL a,[d]	153,125	4,576,906
Iron Mountain [a]	191,175	5,828,926	Forward Air a,[d]	156,500	6,995,550
Kelly Services Cl. A	25,000	754,500	Frozen Food Express Industries [a]	286,635	3,697,591
Learning Tree International [a]	53,400	715,560	Hub Group Cl. A [a]	77,000	4,020,940
MPS Group [a]	643,500	7,889,310	Landstar System [a]	5,600	412,384
Manpower	65,800	3,178,140	Patriot Transportation Holding [a]	101,300	4,557,386
Monster Worldwide a,[d]	79,000	2,657,560	†Swift Transportation Company a,[d]	31,000	665,880
New Horizons Worldwide [a]	96,600	541,926	UTI Worldwide	35,000	2,380,700
Pemstar a,[d]	381,900	691,239
RemedyTemp Cl. A [a]	77,500	794,375			35,616,422
Renaissance Learning	15,000	278,400
Reynolds & Reynolds Company Cl. A	27,000	715,770	Other Industrial Services - 0.5%
Rollins	87,000	2,289,840	Landauer	117,900	5,388,030
Spherion Corporation a,[d]	3,000	25,200
TRC Companies [a]	42,000	714,000	Total (Cost $87,827,562)		143,216,859
†Viad Corporation	87,550	2,494,299
Watson Wyatt & Company Holdings	81,000	2,182,950	Natural Resources – 9.2%
West Corporation [a]	75,000	2,483,250	Energy Services - 4.2%
			Atwood Oceanics [a]	19,700	1,026,370
		56,013,786	Carbo Ceramics	105,600	7,286,400
			Core Laboratories [a]	10,000	233,500
Engineering and Construction - 2.1%			ENSCO International	6,443	204,501
†Champion Enterprises a,[d]	120,000	1,418,400	Global Industries a,[d]	119,500	990,655
EMCOR Group [a]	51,900	2,344,842	Hanover Compressor Company a,[d]	160,000	2,260,800
Fleetwood Enterprises a,[d]	234,300	3,153,678	Helmerich & Payne	197,400	6,719,496
Insituform Technologies Cl. A [a]	202,200	4,583,874	Input/Output a,[d]	669,100	5,914,844
Jacobs Engineering Group [a]	47,000	2,246,130	Key Energy Services a,[d]	10,000	118,000
			Precision Drilling [a]	29,500	1,852,600
			TETRA Technologies [a]	42,750	1,209,825
			Tidewater	55,600	1,979,916
			Universal Compression Holdings [a]	115,000	4,014,650
			Veritas DGC [a]	38,700	867,267
			Willbros Group a,[d]	289,600	6,675,280

					41,354,104

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 11

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			KEMET Corporation [a,d]	173,000	$1,548,350
Oil and Gas - 2.7%			Kronos [a]	38,775	1,982,566
Chesapeake Energy	60,000	$990,000	†Mercury Computer Systems [a,d]	22,000	652,960
Cimarex Energy [a]	127,041	4,814,854	Methode Electronics	50,000	642,500
†Delta Petroleum [a,d]	39,000	611,520	Metrologic Instruments [a,d]	15,000	318,750
EOG Resources	5,000	356,800	Nam Tai Electronics	43,000	827,750
Holly Corporation	10,000	278,700	Newport Corporation [a,d]	152,900	2,155,890
†Houston Exploration Company (The) [a]	50,000	2,815,500	Perceptron [a]	397,400	2,901,020
Penn Virginia	35,000	1,419,950	Plexus Corporation [a]	398,700	5,187,087
†Pioneer Drilling Company [a,d]	128,800	1,299,592	Radiant Systems [a]	32,500	211,575
Plains Exploration &			REMEC [a,d]	189,200	1,364,132
Production Company [a,d]	76,500	1,989,000	†SafeNet [a,d]	36,240	1,331,458
Remington Oil & Gas [a,d]	78,500	2,139,125	†SanDisk Corporation [a,d]	11,000	274,670
SEACOR Holdings [a]	159,500	8,517,300	Symbol Technologies	165,400	2,861,420
Toreador Resources [a,d]	90,300	2,003,757	TTM Technologies [a]	253,600	2,992,480
			Technitrol [a]	368,900	6,713,980
		27,236,098	Tektronix	77,480	2,340,671
			Vishay Intertechnology [a]	316,000	4,746,320
Precious Metals and Mining - 1.2%			Zebra Technologies Cl. A [a]	76,525	4,306,827
†Bema Gold [a,d]	300,000	918,000
Glamis Gold [a]	195,000	3,346,200			61,449,977
Hecla Mining Company [a,d]	648,000	3,777,840
MK Resources Company [a]	431,700	884,985	Distribution - 1.4%
†Meridian Gold [a,d]	124,500	2,361,765	Agilysys	185,125	3,173,042
†Metallica Resources [a,d]	50,000	62,000	Anixter International [a]	41,900	1,507,981
†Miramar Mining [a]	245,000	281,750	Arrow Electronics [a]	145,700	3,540,510
Stillwater Mining Company [a]	10,780	121,383	Avnet [a]	52,355	954,955
			Benchmark Electronics [a,d]	13,000	443,300
		11,753,923	Tech Data [a]	101,500	4,608,100

Real Estate - 0.6%					14,227,888
Alico [a]	27,000	1,580,040
†CB Richard Ellis Group Cl. A [a]	95,000	3,187,250	Internet Software and Services - 1.1%
Consolidated-Tomoka Land	13,564	583,252	CNET Networks [a]	155,400	1,745,142
Trammell Crow Company [a]	46,500	842,115	CryptoLogic	202,000	5,039,900
			CyberSource Corporation [a]	10,000	71,500
		6,192,657	DoubleClick [a]	181,700	1,413,626
			†Lionbridge Technologies [a,d]	37,500	252,000
Other Natural Resources - 0.5%			†Openwave Systems [a,d]	32,000	494,720
PICO Holdings [a]	218,200	4,532,014	RealNetworks [a,d]	85,400	565,348
			Satyam Computer Services ADR [b]	20,000	482,600
Total (Cost $55,423,877)		91,068,796	Vastera [a]	140,000	368,200

Technology – 21.5%					10,433,036
Aerospace and Defense - 0.7%
†Allied Defense Group (The) [a]	67,600	1,504,100	IT Services - 4.8%
Armor Holdings [a]	27,000	1,269,540	answerthink [a]	655,000	3,052,300
Astronics Corporation [a]	52,400	266,192	BearingPoint [a]	524,000	4,207,720
Ducommun [a]	117,200	2,443,620	Black Box	47,000	2,256,940
Herley Industries [a]	2,000	40,680	CACI International Cl. A [a,d]	10,000	681,300
Integral Systems	49,800	968,610	CGI Group Cl. A [a,d]	106,700	709,555
			CIBER [a]	10,000	96,400
		6,492,742	Computer Task Group [a]	101,100	566,160
			Covansys Corporation [a]	251,600	3,849,480
Components and Systems - 6.2%			DiamondCluster International [a]	80,400	1,152,132
American Power Conversion	151,200	3,235,680	Forrester Research [a]	95,300	1,709,682
Analogic Corporation	21,000	940,590	Gartner Cl. A [a]	316,000	3,937,360
Belden CDT	57,800	1,340,960	Keane [a]	480,000	7,056,000
†Checkpoint Systems [a]	103,000	1,859,150	MAXIMUS [a]	145,900	4,540,408
Dionex Corporation [a,d]	81,000	4,590,270	Perot Systems Cl. A [a]	165,100	2,646,553
Excel Technology [a,d]	168,500	4,381,000	Sapient Corporation [a,d]	719,400	5,690,454
†Hutchinson Technology [a,d]	15,000	518,550	Syntel	148,500	2,604,690
Imation Corporation	15,700	499,731	Unisys Corporation [a]	325,000	3,308,500
InFocus Corporation [a]	79,000	723,640
					48,065,634

12 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			†Powerwave Technologies [a,d]	105,000	$890,400
Semiconductors and Equipment - 3.2%			Scientific-Atlanta	140,300	4,631,303
BE Semiconductor Industries [a]	58,000	$324,220	Time Warner Telecom Cl. A [a,d]	179,000	780,440
Cabot Microelectronics [a,d]	170,800	6,840,540	Tollgrade Communications [a]	20,000	244,800
CEVA [a,d]	31,666	288,382
Cognex Corporation	118,400	3,303,360			17,392,155
†Conexant Systems [a,d]	11,980	23,840
Credence Systems [a,d]	53,600	490,440	Total (Cost $157,815,599)		213,256,828
Cymer [a,d]	14,500	428,330
DSP Group [a,d]	115,000	2,567,950	Utilities - 0.2%
DuPont Photomasks [a]	35,000	924,350	CH Energy Group	44,500	2,138,225
Exar Corporation [a]	245,700	3,486,483	Southern Union [a]	11,025	264,380
Fairchild Semiconductor
International Cl. A [a,d]	51,200	832,512	Total (Cost $2,127,416)		2,402,605
Helix Technology	36,900	641,691
Integrated Circuit Systems [a]	75,000	1,569,000	Miscellaneous - 5.0%
Intevac [a,d]	100,550	760,158	Total (Cost $43,411,236)		49,571,124
Kulicke & Soffa Industries [a,d]	105,800	911,996
Lattice Semiconductor [a,d]	254,000	1,447,800	TOTAL COMMON STOCKS
Mentor Graphics [a,d]	225,700	3,450,953	(Cost $743,756,285)		1,109,674,922
National Semiconductor	76,400	1,371,380
Novellus Systems [a]	12,000	334,680	PREFERRED STOCK - 0.1%
Semitool [a,d]	50,000	464,000	Aristotle Corporation 11.00% Conv.	4,800	39,120
Silicon Storage Technology [a,d]	76,000	452,200
Veeco Instruments [a,d]	65,000	1,369,550	TOTAL PREFERRED STOCK
			(Cost $31,005)		39,120
		32,283,815
				PRINCIPAL
Software - 2.3%				AMOUNT
ANSYS [a,d]	20,000	641,200	CORPORATE BONDS - 0.1%
Aspen Technology [a]	27,100	168,291	Dixie Group 7.00%
Autodesk	122,000	4,629,900	Conv. Sub. Deb. due 5/15/12	$ 490,000	470,400
Business Objects ADR [a,b,d]	20,500	519,470	Richardson Electronics 7.25%
JDA Software Group [a,d]	99,900	1,360,638	Conv. Sub. Deb. due 12/15/06	1,157,000	1,157,000
MRO Software [a]	46,000	598,920
Macromedia [a]	51,600	1,605,792	TOTAL CORPORATE BONDS
ManTech International Cl. A [a]	135,000	3,204,900	(Cost $1,450,159)		1,627,400
Manugistics Group [a]	49,200	141,204
Novell [a,d]	95,000	641,250	U.S. TREASURY OBLIGATIONS - 2.6%
Progress Software [a]	30,500	712,175	U. S. Treasury Notes
SPSS [a]	179,600	2,808,944	5.625% due 2/15/06	25,000,000	25,773,450
Sybase [a]	82,600	1,647,870
Transaction Systems Architects Cl. A [a]	213,150	4,231,027	TOTAL U.S. TREASURY OBLIGATIONS
			(Cost $25,987,715)		25,773,450
		22,911,581
			REPURCHASE AGREEMENT - 6.7%
Telecommunications - 1.8%			State Street Bank & Trust Company,
Broadwing Corporation [a]	1,000	9,110	1.80% dated 12/31/04, due 1/3/05,
Catapult Communications [a]	75,100	1,814,416	maturity value $66,829,023
Covad Communications Group [a,d]	35,000	75,250	(collateralized by Federal Home Loan
Globecomm Systems [a,d]	233,700	1,486,332	Mortgage Corp., 2.875% due 9/15/05 and
IDT Corporation [a]	25,000	367,000	Federal National Mortgage Association,
IDT Corporation Cl. B [a,d]	40,000	619,200	3.25% due 8/15/08, valued at $68,163,003)
ITT Educational Services [a]	113,000	5,373,150	(Cost $66,819,000)		66,819,000
Level 3 Communications [a,d]	280,400	950,556
Metro One Telecommunications [a,d]	25,000	39,750
PECO II [a]	93,600	110,448
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 13

ROYCE VALUE TRUST	DECEMBER 31, 2004

Schedule of Investments

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 7.3%
U.S. Treasury Bonds
8.125%-12.00% due 8/15/13-5/15/21	$39,733
U.S. Treasury Notes
3.375% due 11/15/08	28,684
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio	72,121,380

(Cost $72,189,797)	72,189,797

TOTAL INVESTMENTS – 128.5%
(Cost $910,233,961)	1,276,123,689

LIABILITIES LESS CASH
AND OTHER ASSETS – (6.3)%	(62,819,260)

PREFERRED STOCK – (22.2)%	(220,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%	$993,304,429

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]

At December 31, 2004, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[d]	A portion of these securities were on loan at December 31, 2004. Total market value of loaned securities at December 31, 2004, was $70,152,378.
[e]	When Issued.
†	New additions in 2004.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2004, market value.

INCOME TAX INFORMATION:The cost of total investments for Federal income tax purposes was $912,095,358. At December 31, 2004, net unrealized appreciation for all securities was $364,028,331, consisting of aggregate gross unrealized appreciation of $400,021,845 and aggregate gross unrealized depreciation of $35,993,514. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

14 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST	DECEMBER 31, 2004

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliates (cost $835,378,422)	$1,203,391,753
Affiliated Companies (cost $8,036,539)	5,912,936

Total investments at value	1,209,304,689
Repurchase agreement (at cost and value)	66,819,000
Cash	227,027
Receivable for investments sold	12,524,033
Receivable for dividends and interest	1,404,388

Total Assets	1,290,279,137

LIABILITIES:
Payable for collateral on loaned securities	72,189,797
Payable for investments purchased	3,123,651
Payable for investment advisory fee	1,092,809
Preferred dividends accrued but not yet declared	288,449
Accrued expenses	280,002

Total Liabilities	76,974,708

PREFERRED STOCK:
5.90% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$993,304,429

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 52,415,890 shares outstanding (150,000,000 shares authorized)	$621,085,067
Accumulated net realized gain (loss) on investments	6,618,083
Net unrealized appreciation (depreciation) on investments	365,889,728
Preferred dividends accrued but not yet declared	(288,449)

Net Assets applicable to Common Stockholders (net asset value per share – $18.95)	$993,304,429

*Investments at identified cost (including $72,189,797 of collateral on loaned securities)	$843,414,961

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 15

ROYCE VALUE TRUST	YEAR ENDED DECEMBER 31, 2004

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$7,523,733
Affiliated Companies	80,748
Interest	1,345,616
Securities lending	129,238

Total income	9,079,335

Expenses:
Investment advisory fees	12,476,948
Stockholder reports	388,775
Custody and transfer agent fees	258,635
Directors’ fees	122,268
Administrative and office facilities expenses	108,546
Professional fees	54,676
Other expenses	119,494

Total expenses	13,529,342

Net investment income (loss)	(4,450,007)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	100,856,818
Affiliated Companies	7,224,129
Net change in unrealized appreciation (depreciation) on investments	87,658,900

Net realized and unrealized gain (loss) on investments	195,739,847

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	191,289,840

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$178,309,840

16 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST

Statement of Changes in Net Assets

	Year ended 12/31/04	Year ended 12/31/03

INVESTMENT OPERATIONS:
Net investment income (loss)	$(4,450,007)	$(2,493,169)
Net realized gain (loss) on investments	108,080,947	74,989,675
Net change in unrealized appreciation (depreciation) on investments	87,658,900	208,275,790

Net increase (decrease) in net assets resulting from investment operations	191,289,840	280,772,296

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net realized gain on investments	(12,980,000)	(12,252,107)
Quarterly distributions accrued but not yet declared	–	(22,225)

Total distributions to Preferred Stockholders	(12,980,000)	(12,274,332)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	178,309,840	268,497,964

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments	(78,920,089)	(61,293,595)

Total distributions to Common Stockholders	(78,920,089)	(61,293,595)

CAPITAL STOCK TRANSACTIONS:
Net proceeds from rights offering	–	54,487,617
Offering costs from issuance of Preferred Stock	–	(7,261,800)
Reinvestment of distributions to Common Stockholders	43,141,563	35,567,306

Total capital stock transactions	43,141,563	82,793,123

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	142,531,314	289,997,492

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	850,773,115	560,775,623

End of year	$993,304,429	$850,773,115

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 17

ROYCE VALUE TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Years ended December 31,

	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$17.03	$13.22	$17.31	$16.56	$15.77

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.08)	(0.05)	(0.02)	0.05	0.18
Net realized and unrealized gain (loss) on investments	3.81	5.64	(2.25)	2.58	2.58

Total investment operations	3.73	5.59	(2.27)	2.63	2.76

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	(0.01)	(0.01)	(0.03)
Net realized gain on investments	(0.26)	(0.26)	(0.28)	(0.30)	(0.30)

Total distributions to Preferred Stockholders	(0.26)	(0.26)	(0.29)	(0.31)	(0.33)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	3.47	5.33	(2.56)	2.32	2.43

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–	(0.07)	(0.05)	(0.13)
Net realized gain on investments	(1.55)	(1.30)	(1.44)	(1.44)	(1.35)

Total distributions to Common Stockholders	(1.55)	(1.30)	(1.51)	(1.49)	(1.48)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	0.00	(0.00)	(0.02)	(0.08)	(0.16)
Effect of rights offering and Preferred Stock offering	–	(0.22)	–	–	–

Total capital stock transactions	0.00	(0.22)	(0.02)	(0.08)	(0.16)

NET ASSET VALUE, END OF PERIOD	$18.95	$17.03	$13.22	$17.31	$ 16.56

MARKET VALUE, END OF PERIOD	$20.44	$17.21	$13.25	$15.72	$14.438

TOTAL RETURN (a):
Market Value	29.6%	42.0%	(6.9)%	20.0%	22.7%
Net Asset Value	21.4%	40.8%	(15.6)%	15.2%	16.6%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.51%	1.49%	1.72%	1.61%	1.43%
Management fee expense	1.39%	1.34%	1.56%	1.45%	1.25%
Other operating expenses	0.12%	0.15%	0.16%	0.16%	0.18%
Net investment income (loss)	(0.50)%	(0.36)%	(0.09)%	0.35%	1.18%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$993,304	$850,773	$560,776	$689,141	$623,262
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000	$220,000	$160,000	$160,000	$160,000
Portfolio Turnover Rate	30%	23%	35%	30%	36%
PREFERRED STOCK:
Total shares outstanding	8,800,000	8,800,000	6,400,000	6,400,000	6,400,000
Asset coverage per share	$137.88	$121.68	$112.62	$132.68	$122.38
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
5.90% Cumulative	$24.50	$25.04	–	–	–
7.80% Cumulative	–	$25.87	$26.37	$25.70	$23.44
7.30% Tax-Advantaged Cumulative	–	$25.53	$25.82	$25.37	$22.35

(a)

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.21%, 1.19%, 1.38%, 1.30% and 1.12% for the periods ended December 31, 2004, 2003, 2002, 2001 and 2000, respectively.

(c)

Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.62%, 1.82%, 1.65% and 1.51% for the periods ended December 31, 2003, 2002, 2001 and 2000, respectively.

(d)	The average of month-end market values during the period that the preferred stock was outstanding.
18 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE VALUE TRUST	DECEMBER 31, 2004

Notes to Financial Statements

Summary of Significant Accounting Policies:
        Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
        Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
        Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
        The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
        As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
        The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
        The Fund entered into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
        The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Capital Stock:
        The Fund issued 2,459,541 and 2,448,904 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2004 and 2003, respectively.
        On March 10, 2003, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 10

THE ROYCE FUNDS ANNUAL REPORT 2004 | 19

ROYCE VALUE TRUST

Notes to Financial Statements (continued)

rights held by stockholders of record on January 28, 2003. The rights offering was fully subscribed, resulting in the issuance of 5,090,083 common shares at a price of $10.77, and proceeds of $54,820,194 to the Fund prior to the deduction of estimated expenses of $332,577. The net asset value per share of the Fund’s Common Stock was reduced by approximately $0.07 per share as a result of the issuance.
        On October 10, 2003, the Fund redeemed all (2,400,000 shares) of its then outstanding 7.80% Cumulative Preferred Stock at the redemption price of $25.00 per share, plus accumulated and unpaid dividends through the redemption date of $0.0975 per share, and all (4,000,000 shares) of its outstanding 7.30% Tax-Advantaged Cumulative Preferred Stock at the redemption price of $25.00 per share, plus accumulated and unpaid dividends through the redemption date of $0.09125 per share. On October 9, 2003, the Fund received net proceeds of $213,070,000 (after underwriting discounts of $6,930,000 and before estimated offering expenses of $331,800) from the public offering of 8,800,000 shares of 5.90% Cumulative Preferred Stock. Commencing October 9, 2008 and thereafter, the Fund, at its option, may redeem the 5.90% Cumulative Preferred Stock, in whole or in part, at the redemption price.
        At December 31, 2004, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. The Fund’s Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
        The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.

Investment Advisory Agreement:
        As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index (“S&P 600”).
        The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
        Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
        Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
        For the year ended December 31, 2004, the Fund accrued and paid Royce advisory fees totaling $12,476,948.

20 | THE ROYCE FUNDS ANNUAL REPORT 2004

DECEMBER 31, 2004

Distributions to Stockholders:
     The tax character of distributions paid to stockholders during 2004 and 2003 was as follows:

Distributions paid from:	2004	2003
Ordinary income	$—	$1,416,811
Long-term capital gain	91,900,089	72,128,891

	$91,900,089	$73,545,702

     As of December 31, 2004, the tax basis components of distributable earnings included in stockholder’s equity were as follows:

Undistributed net investment income	$2,209,226
Undistributed long-term capital gain	6,270,254
Unrealized appreciation	364,028,331
Accrued preferred distributions	(288,449)

$372,219,362

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2004, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$4,450,007	$(4,700,432)	$250,425

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2004, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $335,554,494 and $303,014,891, respectively.

Transactions in Shares of Affiliated Companies:
     An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2004:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/03	12/31/03	Purchases	Sales	Gain (Loss)	Income	12/31/04	12/31/04

CompX International*	482,200	$3,086,080	$–	$944,475	$1,856,279	$37,788
Falcon Products	761,600	3,351,040	368,250	–	–	–	941,600	$197,736
MGP Ingredients*	417,322	6,572,822	–	2,990,704	5,346,015	42,960
Peerless Manufacturing	158,600	2,045,940	–	–	–	–	158,600	2,299,700
Richardson Electronics*
7.25% Conv. due 12/15/06	1,319,000	1,213,480	–	140,165	21,835	–
Synalloy Corporation	345,000	2,387,400	–	–		–	345,000	3,415,500

		$18,656,762			$7,224,129	$80,748		$5,912,936

*Not an Affiliated Company at December 31, 2004.

THE ROYCE FUNDS ANNUAL REPORT 2004 | 21

ROYCE VALUE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Value Trust, Inc.

      We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, PA
January 21, 2005

22 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2004

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 102.2%			Retail Stores - 4.0%
			†America’s Car-Mart [a,c]	7,000	$266,000
Consumer Products – 5.4%			Brookstone [a,c]	51,750	1,011,712
Apparel and Shoes - 2.6%			Buckle (The)	36,500	1,076,750
Ashworth [a]	3,100	$33,759	Cato Corporation Cl. A	58,000	1,671,560
Delta Apparel	146,500	3,552,625	†Conn’s [a,c]	23,000	386,860
Kleinert’s [a,d]	14,200	–	Deb Shops	19,900	498,296
Steven Madden [a,c]	14,500	273,470	Dress Barn (The) [a]	53,660	944,416
Marisa Christina [a]	76,600	79,664	La Senza Corporation	99,900	996,426
Oshkosh B’Gosh Cl. A	37,000	791,800	†Party City [a,c]	43,500	562,455
Skechers U.S.A. Cl. A [a,c]	10,000	129,600	†REX Stores [a]	8,200	124,558
Weyco Group	60,000	2,657,400	Shoe Carnival [a,c]	11,000	143,000
			Stein Mart [a]	213,900	3,649,134
		7,518,318	United Retail Group [a]	60,600	262,398

Collectibles - 0.6%					11,593,565
Enesco Group [a,c]	37,400	302,192
Topps Company (The)	148,500	1,447,875	Other Consumer Services - 0.4%
			Ambassadors Group	7,500	267,075
		1,750,067	Ambassadors International	6,100	95,953
			†Autobytel [a,c]	20,000	120,800
Food/Beverage/Tobacco - 0.2%			†EZCORP Cl. A [a,c]	15,000	231,150
Green Mountain Coffee Roasters [a,c]	26,600	667,660	Rent-Way [a,c]	68,000	544,680

Home Furnishing and Appliances - 0.4%					1,259,658
Lifetime Hoan	65,554	1,042,309
Stanley Furniture Company	2,500	112,375	Total (Cost $8,431,877)		15,269,182

		1,154,684	Diversified Investment Companies – 1.6%
			Closed-End Mutual Funds - 1.6%
Sports and Recreation - 0.6%			†ASA Bermuda	81,500	3,296,675
Monaco Coach	73,900	1,520,123	Central Fund of Canada Cl. A	237,000	1,296,390
National R.V. Holdings [a]	31,800	306,234
			Total (Cost $4,055,600)		4,593,065
		1,826,357
			Financial Intermediaries – 5.7%
Other Consumer Products - 1.0%			Banking - 2.0%
Burnham Holdings Cl. A	1,000	26,000	Arrow Financial	13,905	431,055
Cobra Electronics [a]	10,000	81,100	First Midwest Financial	64,800	1,503,360
Cross (A. T.) Company Cl. A [a]	100,000	495,000	First National Lincoln	40,200	701,530
JAKKS Pacific [a]	30,000	663,300	FirstBank NW	4,930	140,061
Lazare Kaplan International [a]	151,700	1,442,667	Lakeland Financial	22,500	893,250
			Pacific Mercantile Bancorp [a,c]	43,200	755,136
		2,708,067	Queen City Investments	948	583,020
			Sterling Bancorp	21,780	615,285
Total (Cost $7,542,995)		15,625,153
					5,622,697
Consumer Services – 5.2%
Direct Marketing - 0.2%			Insurance - 3.5%
J. Jill Group [a]	3,100	46,159	American Safety Insurance Holdings [a]	5,000	81,700
Sportsman’s Guide (The) [a]	25,000	562,500	Argonaut Group [a]	30,900	652,917
ValueVision Media Cl. A [a,c]	5,000	69,550	First Acceptance [a]	258,405	2,315,309
			Independence Holding	33,534	618,702
		678,209	NYMAGIC	65,400	1,654,620
			Navigators Group [a,c]	37,200	1,120,092
Leisure and Entertainment - 0.2%			PXRE Group	73,164	1,844,464
IMAX Corporation [a,c]	25,000	206,225	ProAssurance Corporation [a,c]	29,300	1,145,923
†Multimedia Games [a,c]	5,000	78,800	Wellington Underwriting	444,712	760,410
Singing Machine Company (The) [a,c]	5,000	3,500
TiVo [a,c]	20,000	117,400			10,194,137

		405,925	Securities Brokers - 0.2%
			Sanders Morris Harris Group	21,000	374,010
Media and Broadcasting - 0.3%			Stifel Financial [a]	11,733	245,806
†Outdoor Channel Holdings [a]	69,750	969,525
					619,816
Restaurants and Lodgings - 0.1%
Angelo and Maxie’s [a]	3,333	2,500	Total (Cost $9,620,913)		16,436,650
Benihana Cl. A [a]	800	13,000
BUCA [a,c]	30,000	208,800
California Pizza Kitchen [a,c]	6,000	138,000

		362,300

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 23

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
Financial Services – 1.5%			On Assignment [a]	26,100	$135,459
Investment Management - 0.6%			Quovadx [a]	5,000	11,950
†MVC Capital	207,300	$1,882,284	RehabCare Group [a,c]	22,000	615,780
			Sierra Health Services [a,c]	40,000	2,204,400
Other Financial Services - 0.9%			†Sun Healthcare Group [a,c]	10,000	92,110
Clark [a]	20,900	324,368	Superior Consultant Holdings [a]	10,000	84,400
E-LOAN [a,c]	90,500	305,890	U.S. Physical Therapy [a]	10,000	154,200
MicroFinancial [a]	10,000	37,500
PRG-Schultz International [a,c]	365,000	1,835,950			5,431,568

		2,503,708
			Medical Products and Devices - 4.0%
Total (Cost $4,177,536)		4,385,992	Allied Healthcare Products [a]	253,500	1,660,425
			†Candela Corporation [a,c]	54,000	613,440
Health – 11.9%			CONMED Corporation [a,c]	3,900	110,838
Commercial Services - 2.0%			Del Global Technologies [a]	168,279	429,111
First Consulting Group [a,c]	274,700	1,678,417	Exactech [a,c]	60,200	1,101,058
ICON ADR [a,b]	800	30,920	Medical Action Industries [a]	58,500	1,152,450
PAREXEL International [a,c]	121,400	2,464,420	Molecular Devices [a,c]	25,500	512,550
TriZetto Group (The) [a]	192,000	1,824,000	NMT Medical [a]	202,000	999,900
			OrthoLogic Corporation [a]	20,000	125,000
		5,997,757	Orthofix International [a]	28,000	1,105,412
			PLC Systems [a]	105,200	83,108
Drugs and Biotech - 2.9%			†Schick Technologies [a,c]	25,000	393,750
†AXM Pharma [a,c]	107,000	356,310	†Synovis Life Technologies [a,c]	25,000	270,250
†Able Laboratories [a,c]	2,200	50,050	Utah Medical Products	42,300	950,481
Arena Pharmaceuticals [a,c]	9,500	63,555	Young Innovations	61,450	2,072,708
BioSource International [a,c]	187,900	1,296,510
CancerVax Corporation [a,c]	15,000	162,750			11,580,481
†Cell Genesys [a,c]	10,000	81,000
Cerus Corporation [a]	20,000	59,200	Personal Care - 1.1%
Durect Corporation [a,c]	44,100	144,648	CCA Industries	55,140	630,802
DUSA Pharmaceuticals [a]	7,400	105,820	Helen of Troy [a,c]	20,000	672,200
Emisphere Technologies [a,c]	169,700	687,285	Inter Parfums	40,500	643,950
Gene Logic [a]	224,900	827,632	Lifeline Systems [a]	20,900	538,384
Geron Corporation [a,c]	6,000	47,820	Nature’s Sunshine Products	24,000	488,640
†Hi-Tech Pharmacal [a,c]	41,300	761,572	Nutraceutical International [a]	20,000	308,200
†Hollis-Eden Pharmaceuticals [a,c]	8,000	75,360
†Life Sciences Research [a,c]	30,000	339,000			3,282,176
†Matrixx Initiatives [a,c]	23,000	266,570
Maxim Pharmaceuticals [a,c]	6,200	18,724	Total (Cost $22,681,131)		34,645,153
Maxygen [a,c]	5,000	63,950
†Momenta Pharmaceuticals [a,c]	5,000	35,300	Industrial Products – 15.0%
Myriad Genetics [a,c]	26,500	596,515	Automotive - 0.8%
Nabi Biopharmaceuticals [a,c]	5,000	73,250	†Commerical Vehicle Group [a,c]	18,000	392,940
†Orchid BioSciences [a,c]	50,000	575,000	†LKQ Corporation [a,c]	32,000	642,240
Regeneration Technologies [a,c]	17,000	178,160	Spartan Motors	2,800	33,404
SFBC International [a,c]	15,000	592,500	Strattec Security [a]	3,300	206,646
Sangamo BioSciences [a]	10,000	60,000	Wescast Industries Cl. A	37,900	964,593
Theragenics Corporation [a]	30,000	121,800
VIVUS [a,c]	160,200	712,890			2,239,823

		8,353,171	Building Systems and Components - 2.1%
			Aaon [a]	47,500	763,325
Health Services - 1.9%			Juno Lighting	92,200	3,872,400
ATC Healthcare Cl. A [a]	35,000	13,650	LSI Industries	67,812	776,447
†Albany Molecular Research [a,c]	50,000	557,000	†Modtech Holdings [a,c]	74,700	587,889
†Bio-Imaging Technologies [a,c]	79,800	437,304
Covalent Group [a]	25,000	63,750			6,000,061
Gentiva Health Services [a]	13,000	217,360
MIM Corporation [a,c]	63,100	400,685	Construction Materials - 1.4%
MedCath Corporation [a,c]	18,000	443,520	Ash Grove Cement Company	8,000	1,144,000
			Monarch Cement	50,410	1,119,102
			Synalloy Corporation [a]	171,000	1,692,900

					3,956,002

			Industrial Components - 1.2%
			Bel Fuse Cl. A	52,600	1,541,180
			†Plug Power [a,c]	1,370	8,371

24 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Industrial Services – 13.5%
Industrial Components (continued)			Advertising and Publishing - 0.7%
Powell Industries [a]	50,300	$930,047	†MDC Partners Cl. A [a]	111,600	$1,204,164
Scientific Technologies [a]	10,700	45,154	NetRatings [a]	50,000	958,500
Tech/Ops Sevcon	76,200	480,822
II-VI	10,000	424,900			2,162,664
Woodhead Industries	10,000	160,300
			Commercial Services - 5.4%
		3,590,774	Administaff [a]	10,000	126,100
			American Bank Note Holographics [a]	267,200	841,680
Machinery - 2.0%			Bennett Environmental [a,c]	20,900	73,777
Astec Industries [a,c]	40,200	691,842	Carlisle Holdings	390,000	2,823,600
Cascade Corporation	10,400	415,480	†Collectors Universe [a,c]	500	10,195
†Danka Business Systems ADR [a,b,c]	60,000	189,600	CorVel Corporation [a]	28,750	769,925
Hardinge	77,000	1,039,500	Edgewater Technology [a]	18,339	89,861
Hurco Companies [a]	16,100	265,650	Exponent [a,c]	68,300	1,877,567
Keithley Instruments	14,000	275,800	Geo Group (The) [a]	51,200	1,360,896
Lindsay Manufacturing	10,000	258,800	iGATE Corporation [a]	235,100	952,155
MTS Systems	10,000	338,100	Kforce [a,c]	55,000	610,500
Mueller (Paul) Company	13,650	410,961	NCO Group [a,c]	20,000	517,000
†Pason Systems	62,100	1,909,816	New Horizons Worldwide [a]	132,000	740,520
			†Pegasus Solutions [a,c]	59,700	752,220
		5,795,549	Pemstar [a,c]	197,900	358,199
			RemedyTemp Cl. A [a,c]	83,200	852,800
Metal Fabrication and Distribution - 2.1%			†SM&A [a,c]	2,500	21,328
†Aleris International [a,c]	47,270	799,808	TRC Companies [a]	29,000	493,000
Encore Wire [a,c]	15,000	199,950	Volt Information Sciences [a]	36,600	1,075,674
†Haynes International [a,c]	10,000	150,000	Westaff [a]	362,500	1,366,263
Metals USA [a]	70,000	1,298,500
NN	148,300	1,959,043			15,713,260
Penn Engineering & Manufacturing	56,600	1,024,460
Penn Engineering & Manufacturing Cl. A	30,800	462,000	Engineering and Construction - 1.4%
Universal Stainless & Alloy Products [a]	7,700	114,360	Comfort Systems USA [a]	55,000	422,400
			Devcon International [a]	21,700	323,547
		6,008,121	Insituform Technologies Cl. A [a,c]	80,300	1,820,401
			Keith Companies [a]	10,000	173,900
Paper and Packaging - 0.1%			Skyline Corporation	32,100	1,309,680
Mod-Pac Corporation [a,c]	23,200	296,032
					4,049,928
Pumps, Valves and Bearings - 0.8%
Gorman-Rupp Company	3,375	77,625
Sun Hydraulics	145,550	2,324,434	Food and Tobacco Processors - 1.1%
			ML Macadamia Orchards L.P.	120,200	670,716
		2,402,059	Seneca Foods Cl. A [a]	62,500	1,125,000
			Seneca Foods Cl. B [a]	42,500	775,668
Specialty Chemicals and Materials - 3.0%			†Star Scientific [a,c]	58,500	297,473
Aceto	178,446	3,397,612	†Sunopta [a,c]	60,000	430,800
American Pacific	36,000	306,360
Balchem Corporation	10,000	346,900			3,299,657
CFC International [a,c]	134,100	2,102,688
Hawkins	122,667	1,452,377	Industrial Distribution - 0.9%
NuCo2 [a,c]	20,000	443,800	Central Steel & Wire	1,200	630,000
Park Electrochemical	10,000	216,800	Elamex [a]	70,200	162,162
†Titanium Metals [a,c]	21,000	506,940	Lawson Products	19,500	983,385
			Strategic Distribution [a]	59,690	796,862
		8,773,477
					2,572,409
Textiles - 0.1%
Fab Industries [a]	56,400	221,088
			Printing - 1.0%
Other Industrial Products - 1.4%			Bowne & Co.	66,500	1,081,290
†Color Kinetics [a,c]	50,000	879,000	Courier Corporation	15,300	794,376
Eastern Company (The)	26,500	530,000	Ennis	9,700	186,725
Maxwell Technologies [a]	15,300	155,142	Schawk	40,500	736,290
Myers Industries	32,276	413,133
Peerless Manufacturing [a]	42,200	611,900			2,798,681
Quixote Corporation	34,500	701,385
Raven Industries	40,000	852,400	Transportation and Logistics - 2.5%
			AirNet Systems [a,c]	196,000	684,040
		4,142,960	Forward Air [a]	43,800	1,957,860
			Frozen Food Express Industries [a]	141,000	1,818,900
Total (Cost $25,577,014)		43,425,946

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 25

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Other Natural Resources - 1.3%
Transportation and Logistics (continued)			PICO Holdings [a]	145,100	$3,013,727
Hub Group Cl. A [a]	6,500	$339,430	Pope Resources L.P.	33,000	825,000
Knight Transportation[c]	34,487	855,278
MAIR Holdings [a,c]	8,600	79,120			3,838,727
Marten Transport [a,c]	4,000	90,920
Patriot Transportation Holding [a]	28,400	1,277,688	Total (Cost $14,971,456)		31,794,448
Vitran Corporation Cl. A [a]	5,500	94,050
			Technology – 26.5%
		7,197,286	Aerospace and Defense - 2.2%
			Astronics Corporation [a]	26,400	134,112
Other Industrial Services - 0.5%			CPI Aerostructures [a]	51,000	583,950
Landauer	21,300	973,410	Ducommun [a]	84,500	1,761,825
Team [a]	23,500	365,425	HEICO Corporation	41,600	939,744
			HEICO Corporation Cl. A	4,160	71,926
		1,338,835	Herley Industries [a,c]	81,000	1,647,540
			Integral Systems	58,500	1,137,825
Total (Cost $22,594,469)		39,132,720	SIFCO Industries [a]	45,800	262,892

Natural Resources – 10.9%					6,539,814
Energy Services - 4.3%
Carbo Ceramics	12,500	862,500
Conrad Industries [a]	154,000	357,434	Components and Systems - 7.0%
Dril-Quip [a,c]	66,500	1,613,290	Advanced Photonix Cl. A [a,c]	267,900	487,578
†Gulf Island Fabrication	59,500	1,298,885	†AlphaSmart [a]	16,200	47,774
GulfMark Offshore [a,c]	70,200	1,563,354	Belden CDT	15,000	348,000
Input/Output [a,c]	168,500	1,489,540	Bonso Electronics International	31,300	165,546
Lufkin Industries	36,000	1,436,688	CSP [a]	122,581	1,273,494
NATCO Group Cl. A [a]	75,400	663,520	†Celestica [a,c]	25,875	365,096
Trican Well Service [a]	5,000	276,369	†Dot Hill Systems [a,c]	69,000	540,960
Valley National Gases	30,100	541,800	Excel Technology [a,c]	97,900	2,545,400
Veritas DGC [a,c]	37,700	844,857	†Fargo Electronics [a,c]	35,100	526,114
Willbros Group [a,c]	66,900	1,542,045	Giga-tronics [a]	3,200	6,944
			InFocus Corporation [a]	10,000	91,600
		12,490,282	†International DisplayWorks [a,c]	43,000	393,450
			Kronos [a,c]	17,375	888,384
Oil and Gas - 2.6%			†Lowrance Electronics	91,000	2,866,409
Bonavista Energy Trust	132,000	2,973,319	Mobility Electronics [a]	1,000	8,580
Contango Oil & Gas Company [a,c]	30,000	217,200	MOCON	22,600	221,231
†Delta Petroleum [a,c]	23,000	360,640	Neoware Systems [a]	2,600	24,203
†Gulfport Energy [a,c]	362,176	1,195,181	OSI Systems [a,c]	25,000	567,750
Nuvista Energy [a]	121,000	1,066,079	Performance Technologies [a,c]	56,050	521,265
†Petrohawk Energy [a,c]	18,500	158,360	Plexus Corporation [a]	21,500	279,715
†Pioneer Drilling Company [a,c]	84,800	855,632	Printronix [a,c]	25,000	447,750
Plains Exploration &			Radiant Systems [a]	64,200	417,942
Production Company [a]	24,140	627,640	REMEC [a,c]	231,500	1,669,115
Toreador Resources [a,c]	300	6,657	Richardson Electronics	202,100	2,144,281
			†SafeNet [a,c]	11,781	432,834
		7,460,708	TTM Technologies [a,c]	100,000	1,180,000
			TransAct Technologies [a]	78,600	1,678,896
Precious Metals and Mining - 1.5%			Zomax [a]	20,000	82,200
Apex Silver Mines [a,c]	76,100	1,307,398
Brush Engineered Materials [a,c]	15,500	286,750			20,222,511
†Etruscan Resources [a]	575,900	885,558
†Gammon Lake Resources [a,c]	28,000	149,520	Distribution - 1.0%
MK Resources Company [a]	513,800	1,053,290	Agilysys	90,000	1,542,600
†Metallica Resources [a,c]	170,000	210,800	Bell Industries [a]	85,700	279,382
Northern Orion Resources [a]	164,500	478,695	Jaco Electronics [a]	31,400	125,600
			Nu Horizons Electronics [a,c]	40,000	319,200
		4,372,011	†PC Mall [a,c]	20,000	447,600
			Pomeroy IT Solutions [a]	6,900	104,949
Real Estate - 1.2%
HomeFed Corporation [a]	69,352	3,467,600			2,819,331
Kennedy-Wilson [a,c]	21,500	165,120

		3,632,720

26 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Pegasystems [a,c]	211,600	$1,804,948
Internet Software and Services - 1.0%			PLATO Learning [a,c]	121,142	902,508
Digitas [a,c]	98,840	$943,922	SPSS [a]	19,800	309,672
†EDGAR Online [a,c]	10,000	15,400	†Synplicity [a,c]	4,000	23,680
FindWhat.com [a,c]	10,000	177,300	Transaction Systems Architects Cl. A [a,c]	140,100	2,780,985
Inforte Corporation [a]	68,300	538,204	Verity [a]	95,000	1,246,400
LookSmart [a]	20,000	43,800
NIC [a,c]	26,800	136,144			10,848,521
RealNetworks [a,c]	65,700	434,934
Register.com [a]	41,857	265,792	Telecommunications - 3.7%
Stamps.com [a]	21,200	335,808	Anaren [a]	94,800	1,228,608
			Brooktrout [a]	27,500	330,275
		2,891,304	C-COR.net [a]	5,000	46,500
			Captaris [a]	88,000	454,080
IT Services - 5.8%			Centillium Communications [a,c]	11,000	26,730
†Bulldog Technologies [a,c]	25,000	42,500	†Communications Systems	214,600	2,577,346
CIBER [a,c]	182,662	1,760,862	Computer Network Technology [a,c]	14,000	99,400
Computer Task Group [a]	381,100	2,134,160	†Comtech Telecommunications [a,c]	2,000	75,220
Covansys Corporation [a]	227,500	3,480,750	†KVH Industries [a,c]	5,000	49,000
DiamondCluster International [a,c]	158,100	2,265,573	MetaSolv [a]	5,800	15,370
Forrester Research [a]	105,500	1,892,670	Netopia [a,c]	93,000	293,880
†Infocrossing [a,c]	20,000	338,600	North Pittsburgh Systems	15,700	388,261
†Rainmaker Systems [a,c]	10,000	12,400	Optical Communication Products [a]	45,000	112,500
Sapient Corporation [a,c]	500,000	3,955,000	PC-Tel [a,c]	48,100	381,433
Syntel	54,300	952,422	Radyne ComStream [a]	96,400	720,108
Tier Technologies Cl. B [a]	6,800	62,900	SpectraLink Corporation	57,000	808,260
			ViaSat [a,c]	94,200	2,286,234
		16,897,837	†Yak Communications [a,c]	115,700	893,204

Semiconductors and Equipment - 2.1%					10,786,409
August Technology [a,c]	57,500	605,475
†Camtek [a,c]	20,500	91,840	Total (Cost $45,412,470)		77,046,405
ESS Technology [a,c]	25,000	177,750
Electroglas [a,c]	281,700	1,338,075	Miscellaneous – 5.0%
Exar Corporation [a]	68,500	972,015	Total (Cost $10,937,621)		14,383,828
Helix Technology	9,500	165,205
Inficon Holding ADR[a,b]	10,000	73,000	TOTAL COMMON STOCKS
†Integrated Silicon Solution [a,c]	60,000	492,000	(Cost $176,003,082)		296,738,542
Intevac [a,c]	40,550	306,558
†Monolithic System Technology [a]	5,000	31,150	PREFERRED STOCKS – 0.5%
PDF Solutions [a,c]	30,000	483,300	Angelo and Maxie’s 10.00% Conv.	6,991	16,289
†PLX Technology [a,c]	15,000	156,000	Seneca Foods Conv. [a]	75,409	1,368,673
Photronics [a]	29,750	490,875
QuickLogic Corporation [a]	20,000	56,820	TOTAL PREFERRED STOCKS
Semitool [a,c]	25,500	236,640	(Cost $957,998)		1,384,962
White Electronic Designs [a]	57,500	363,975
			REPURCHASE AGREEMENT – 16.9%
		6,040,678	State Street Bank & Trust Company, 1.80%
			dated 12/31/04, due 1/3/05, maturity
Software - 3.7%			value $49,166,374 (collateralized by Federal
Aladdin Knowledge Systems [a]	27,300	675,675	National Mortgage Association, 1.875%-
ANSYS [a]	30,800	987,448	2.875% due 2/15/05-10/15/05, valued
Applix [a]	20,000	102,000	at $50,149,838) (Cost $49,159,000)		49,159,000
ILOG ADR[a,b,c]	35,000	430,500
Indus International [a]	19,200	41,069
†Intellisync Corporation [a,c]	125,000	255,000
†InterVideo [a,c]	24,500	324,135
JDA Software Group [a,c]	59,500	810,390
†Kongzhong Corporation ADR[a,b,c]	2,200	21,142
MSC.Software [a,c]	12,700	132,969

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 27

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2004

Schedule of Investments

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 11.7%
U.S. Treasury Bonds
6.00%-8.75% due 8/15/19-2/15/27	$6,007
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio	34,064,689

(Cost $34,070,696)	34,070,696

TOTAL INVESTMENTS – 131.3%
(Cost $260,190,776)	381,353,200

LIABILITES LESS CASH
AND OTHER ASSETS – (10.7)%	(30,989,562)

PREFERRED STOCK – (20.6)%	(60,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%	$290,363,638

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at December 31, 2004. Total market value of loaned securities at December 31, 2004 was $32,907,834.
[d]	A security for which market quotations are no longer readily available represents 0% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2004.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2004 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $262,274,289. At December 31, 2004, net unrealized appreciation for all securities was $119,078,911, consisting of aggregate gross unrealized appreciation of $122,516,330 and aggregate gross unrealized depreciation of $3,437,419. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

28 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2004

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$332,194,200
Repurchase agreement (at cost and value)	49,159,000
Cash	319,166
Receivable for investments sold	4,244,480
Receivable for dividends and interest	176,814

Total Assets	386,093,660

LIABILITIES:
Payable for collateral on loaned securities	34,070,696
Payable for investments purchased	1,119,915
Payable for investment advisory fee	336,603
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	122,808

Total Liabilities	35,730,022

PREFERRED STOCK:
6.00% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$290,363,638

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 20,243,386 shares outstanding (150,000,000 shares authorized)	$162,091,331
Accumulated net realized gain (loss) on investments	7,189,883
Net unrealized appreciation (depreciation) on investments	121,162,424
Preferred dividends accrued but not yet declared	(80,000)

Net Assets applicable to Common Stockholders (net asset value per share – $14.34)	$290,363,638

*Investments at identified cost (including $34,070,696 of collateral on loaned securities)	$211,031,776

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 29

ROYCE MICRO-CAP TRUST	YEAR ENDED DECEMBER 31, 2004

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends	$2,314,568
Interest	421,694
Securities lending	76,320

Total income	2,812,582

Expenses:
Investment advisory fees	3,803,971
Custody and transfer agent fees	157,777
Stockholder reports	126,464
Directors’ fees	58,148
Professional fees	34,881
Administrative and office facilities expenses	31,740
Other expenses	85,683

Total expenses	4,298,664

Net investment income (loss)	(1,486,082)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	25,396,860
Net change in unrealized appreciation (depreciation) on investments	26,164,677

Net realized and unrealized gain (loss) on investments	51,561,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	50,075,455

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$46,475,455

30 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE MICRO-CAP TRUST

Statement of Changes in Net Assets

	Year Ended	Year Ended
	12/31/04	12/31/03

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,486,082)	$(1,643,163)
Net realized gain (loss) on investments	25,396,860	30,865,842
Net change in unrealized appreciation (depreciation) on investments	26,164,677	67,143,086

Net increase (decrease) in net assets resulting from investment operations	50,075,455	96,365,765

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net realized gain on investments	(3,600,000)	(3,236,104)
Quarterly distributions accrued but not yet declared	–	(11,111)

Total distributions to Preferred Stockholders	(3,600,000)	(3,247,215)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	46,475,455	93,118,550

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments	(25,919,005)	(16,874,985)

Total distributions to Common Stockholders	(25,919,005)	(16,874,985)

CAPITAL STOCK TRANSACTIONS:
Offering costs from issuance of Preferred Stock	–	(2,097,350)
Reinvestment of distributions to Common Stockholders	16,382,136	11,707,658

Total capital stock transactions	16,382,136	9,610,308

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	36,938,586	85,853,873

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	253,425,052	167,571,179

End of year (including undistributed net investment income of $3,449,948 in 2003)	$290,363,638	$253,425,052

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 31

ROYCE MICRO-CAP TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$13.33	$9.39	$11.83	$10.14	$11.00

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.08)	(0.09)	(0.13)	(0.05)	0.09
Net realized and unrealized gain (loss) on investments	2.62	5.28	(1.29)	2.57	1.23

Total investment operations	2.54	5.19	(1.42)	2.52	1.32

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	–	–	(0.01)
Net realized gain on investments	(0.19)	(0.18)	(0.18)	(0.19)	(0.22)

Total distributions to Preferred Stockholders	(0.19)	(0.18)	(0.18)	(0.19)	(0.23)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	2.35	5.01	(1.60)	2.33	1.09

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–	–	–	(0.09)
Net realized gain on investments	(1.33)	(0.92)	(0.80)	(0.57)	(1.63)

Total distributions to Common Stockholders	(1.33)	(0.92)	(0.80)	(0.57)	(1.72)

CAPITAL STOCK TRANSACTIONS:
Effect of Preferred Stock Offering	–	(0.11)	–	–	–
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.04)	(0.04)	(0.07)	(0.23)

Total capital stock transactions	(0.01)	(0.15)	(0.04)	(0.07)	(0.23)

NET ASSET VALUE, END OF PERIOD	$14.34	$13.33	$9.39	$11.83	$10.14

MARKET VALUE, END OF PERIOD	$15.24	$12.60	$8.44	$10.50	$8.625

TOTAL RETURN (a):
Market Value	33.4%	63.6%	(12.7)%	28.8%	15.3%
Net Asset Value	18.7%	55.6%	(13.8)%	23.4%	10.9%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.62%	1.82%	1.96%	1.78%	1.32%
Management fee expense	1.43%	1.59%	1.59%	1.57%	1.08%
Other operating expenses	0.19%	0.23%	0.37%	0.21%	0.24%
Net investment income (loss)	(0.56)%	(0.82)%	(1.23)%	(0.43)%	0.74%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$290,364	$253,425	$167,571	$200,443	$163,820
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000	$60,000	$40,000	$40,000	$40,000
Portfolio Turnover Rate	32%	26%	39%	27%	49%
PREFERRED STOCK:
Total shares outstanding	2,400,000	2,400,000	1,600,000	1,600,000	1,600,000
Asset coverage per share	$145.98	$130.59	$129.73	$150.28	$127.39
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$24.66	$25.37	–	–	–
7.75% Cumulative	–	$25.70	$25.91	$25.30	$23.08

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.32%, 1.49%, 1.62%, 1.46% and 1.06% for the periods ended December 31, 2004, 2003, 2002, 2001 and 2000, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.92%, 2.04% and 1.81% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(d)	The average of month-end market values during the period that the preferred stock was outstanding.

32 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2004

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Micro-Cap Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
     The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund entered into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Capital Stock:
     The Fund issued 1,228,046 and 1,173,282 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2004 and 2003, respectively.
     On October 20, 2003, the Fund redeemed all (1,600,000 shares) of its then outstanding 7.75% Cumulative Preferred Stock at the redemption

THE ROYCE FUNDS ANNUAL REPORT 2004 | 33

ROYCE MICRO-CAP TRUST

Notes to Financial Statements (continued)

price of $25.00 per share, plus accumulated and unpaid dividends through the redemption date of $0.15069 per share. On October 16, 2003, the Fund received net proceeds of $58,110,000 (after underwriting discounts of $1,890,000 and before estimated offering expenses of $207,350) from the public offering of 2,400,000 shares of 6.00% Cumulative Preferred Stock. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Cumulative Preferred Stock, in whole or in part, at the redemption price.
     At December 31, 2004, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund’s Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
     For the year ended December 31, 2004, the Fund accrued and paid Royce advisory fees totaling $3,803,971.

34 | THE ROYCE FUNDS ANNUAL REPORT 2004

DECEMBER 31, 2004

Distributions to Stockholders:
     The tax character of distributions paid to stockholders during 2004 and 2003 was as follows:

Distributions paid from:	2004	2003
Ordinary income	$3,410,255	$3,217,774
Long-term capital gain	26,108,750	16,893,315

	$29,519,005	$20,111,089

     As of December 31, 2004, the tax basis components of distributable earnings included in stockholder’s equity were as follows:

Undistributed net investment income	$2,446,218
Undistributed long-term capital gain	6,827,178
Unrealized appreciation	119,078,911
Accrued preferred distributions	(80,000)

$128,272,307

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2004, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$(1,963,866)	$1,955,209	$8,657

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2004, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $89,157,225 and $108,571,028, respectively.

THE ROYCE FUNDS ANNUAL REPORT 2004 | 35

ROYCE MICRO-CAP TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER

Philadelphia, PA
January 21, 2005

36 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE FOCUS TRUST	DECEMBER 31, 2004

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 99.3%			Machinery - 7.0%
			Lincoln Electric Holdings	75,000	$2,590,500
Consumer Products – 5.8%			†Pason Systems	100,000	3,075,389
Sports and Recreation - 2.4%			Woodward Governor Company	24,400	1,747,284
Winnebago Industries	65,000	$2,538,900
					7,413,173
Other Consumer Products - 3.4%
Matthews International Cl. A	42,500	1,564,000	Metal Fabrication and Distribution - 8.7%
Yankee Candle Company [a]	60,000	1,990,800	†IPSCO	80,000	3,824,000
			†Metal Management	75,000	2,015,250
		3,554,800	†Schnitzer Steel Industries Cl. A	100,000	3,393,000

Total (Cost $3,224,509)		6,093,700			9,232,250

Consumer Services – 5.4%			Total (Cost $12,153,818)		24,405,223
Direct Marketing - 3.8%
Nu Skin Enterprises Cl. A	159,900	4,058,262	Industrial Services – 8.4%
			Commercial Services - 3.6%
Retail Stores - 1.6%			Carlisle Holdings [b]	300,000	2,172,000
Big Lots [a]	60,000	727,800	West Corporation [a]	50,000	1,655,500
†Pier 1 Imports	50,000	985,000
					3,827,500
		1,712,800
			Engineering and Construction - 1.7%
Total (Cost $3,217,534)		5,771,062	Dycom Industries [a]	60,000	1,831,200

Financial Intermediaries – 8.9%			Industrial Distribution - 1.3%
Insurance - 7.0%			Ritchie Bros. Auctioneers	40,000	1,322,400
Alleghany Corporation [a]	12,546	3,578,746
ProAssurance Corporation [a]	47,155	1,844,232	Transportation and Logistics - 1.8%
White Mountains Insurance Group	3,000	1,938,000	†Nordic American Tanker Shipping	50,000	1,952,500

		7,360,978	Total (Cost $4,843,551)		8,933,600

Other Financial Intermediaries - 1.9%			Natural Resources – 21.9%
TSX Group	45,000	2,008,187	Energy Services - 11.4%
			Ensign Resource Service Group	150,000	3,128,169
Total (Cost $4,090,283)		9,369,165	Input/Output [a,b]	325,000	2,873,000
			Tesco Corporation [a]	150,000	1,635,000
Financial Services – 6.4%			†Trican Well Service [a]	80,000	4,421,910
Information and Processing - 3.4%
eFunds Corporation [a]	150,000	3,601,500			12,058,079

Investment Management - 3.0%			Precious Metals and Mining - 10.5%
†Gabelli Asset Management Cl. A	41,500	2,013,580	Glamis Gold [a]	160,000	2,745,600
U.S. Global Investors Cl. A [a,b]	295,605	1,211,981	Goldcorp	200,000	3,008,000
			Hecla Mining Company [a,b]	500,000	2,915,000
		3,225,561	Meridian Gold [a]	130,000	2,466,100

Total (Cost $4,309,131)		6,827,061			11,134,700

Health – 9.6%			Total (Cost $14,912,112)		23,192,779
Drugs and Biotech - 7.8%
Endo Pharmaceuticals Holdings [a]	114,900	2,415,198	Technology – 9.8%
Lexicon Genetics [a]	300,000	2,326,500	Components and Systems - 2.9%
†Myriad Genetics [a,b]	75,000	1,688,250	†Lowrance Electronics	56,100	1,767,094
†Orchid BioSciences [a]	160,000	1,840,000	Richardson Electronics	120,000	1,273,200

		8,269,948			3,040,294

Medical Products and Devices - 1.8%			IT Services - 1.3%
Arrow International	60,000	1,859,400	Syntel	80,000	1,403,200

Total (Cost $7,253,935)		10,129,348	Semiconductors and Equipment - 1.8%
			CEVA [a,b]	89,600	815,987
Industrial Products – 23.1%			Exar Corporation [a]	75,000	1,064,250
Building Systems and Components - 4.0%
Simpson Manufacturing	120,000	4,188,000			1,880,237

Construction Materials - 3.4%
Florida Rock Industries	60,000	3,571,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 37

ROYCE FOCUS TRUST	DECEMBER 31, 2004

Schedule of Investments

	SHARES	VALUE		VALUE
Technology (continued)			REPURCHASE AGREEMENT – 1.4%
Software - 3.8%			State Street Bank & Trust Company
†ManTech International Cl. Aa	75,000	$1,780,500	1.80% dated 12/31/04, due 1/3/05,
PLATO Learning [a,b]	35,000	260,750	maturity value $1,443,216
Transaction Systems Architects Cl. Aa	100,100	1,986,985	(collateralized by Federal National
			Mortgage Association, 3.875%
		4,028,235	due 2/15/05, valued at $1,473,452)
			(Cost $1,443,000)	$1,443,000
Total (Cost $7,426,264)		10,351,966
			COLLATERAL RECEIVED FOR SECURITIES LOANED –3.9%
TOTAL COMMON STOCKS			Money Market Funds
(Cost $61,431,137)		105,073,904	State Street Navigator Securities Lending
			Prime Portfolio
	PRINCIPAL		(Cost $4,105,436)	4,105,436
	AMOUNT
CORPORATE BONDS – 1.4%			TOTAL INVESTMENTS – 127.3%
E*TRADE Financial 6.00%			(Cost $89,558,371)	134,766,100
Conv. Sub. Note due 2/1/07	$1,500,000	1,531,875
			LIABILITIES LESS CASH
TOTAL CORPORATE BONDS			AND OTHER ASSETS – (3.7)%	(3,913,508)
(Cost $1,250,459)		1,531,875
			PREFERRED STOCK – (23.6)%	(25,000,000)
GOVERNMENT BONDS – 11.6%
(Principal Amount shown			NET ASSETS APPLICABLE TO
in local currency.)			COMMON STOCKHOLDERS – 100.0%	$105,852,592
Canadian Government Bond
3.00% due 6/1/07	6,150,000	5,096,970
New Zealand Government Bond
6.50% due 02/15/06	10,000,000	7,197,725

TOTAL GOVERNMENT BONDS
(Cost $10,869,061)		12,294,695

U.S. TREASURY OBLIGATIONS – 9.7%
U.S. Treasury Notes
Treasury Inflation Index Protection
Security 2.0% due 7/15/14	10,000,000	10,317,190

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $10,459,278)		10,317,190

[a]	Non-income producing.
[b]	A portion of these securities were on loan at December 31, 2004. Total market value of loaned securities at December 31, 2004, was $4,007,576.
†	New additions in 2004.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2004, market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $89,863,427. At December 31, 2004, net unrealized appreciation for all securities was $44,902,673, consisting of aggregate gross unrealized appreciation of $45,044,761 and aggregate gross unrealized depreciation of $142,088. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

38 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST	DECEMBER 31, 2004

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$133,323,100
Repurchase agreement (at cost and value)	1,443,000
Receivable for dividends and interest	394,178

Total Assets	135,160,278

LIABILITIES:
Payable for collateral on loaned securities	4,105,436
Payable for investment advisory fee	109,129
Preferred dividends accrued but not yet declared	33,333
Accrued expenses	59,788

Total Liabilities	4,307,686

PREFERRED STOCK:
6.00% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$105,852,592

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 10,855,871 shares outstanding (100,000,000 shares authorized)	$59,319,123
Undistributed net investment income (loss)	(15,000)
Accumulated net realized gain (loss) on investments	1,374,073
Net unrealized appreciation (depreciation) on investments	45,207,729
Preferred dividends accrued but not yet declared	(33,333)

Net Assets applicable to Common Stockholders (net asset value per share – $9.75)	$105,852,592

*Investments at identified cost (including $4,105,436 of collateral on loaned securities)	$88,115,371

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 39

ROYCE FOCUS TRUST	YEAR ENDED DECEMBER 31, 2004

Statement of Operations

INVESTMENT INCOME:
Income:
Interest	$1,011,895
Dividends	653,844
Securities lending	6,304

Total income	1,672,043

Expenses:
Investment advisory fees	1,197,732
Custody and transfer agent fees	84,136
Stockholder reports	53,143
Professional fees	29,543
Directors’ fees	21,062
Administrative and office facilities expenses	11,463
Other expenses	49,389

Total expenses	1,446,468

Net investment income (loss)	225,575

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	16,972,445
Net change in unrealized appreciation (depreciation) on investments	9,319,147

Net realized and unrealized gain (loss) on investments	26,291,592

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	26,517,167

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$25,017,167

40 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST

Statement of Changes in Net Assets

	Year Ended	Year Ended
	12/31/04	12/31/03

INVESTMENT OPERATIONS:
Net investment income (loss)	$225,575	$735,458
Net realized gain (loss) on investments	16,972,445	8,288,351
Net change in unrealized appreciation (depreciation) on investments	9,319,147	24,687,435

Net increase (decrease) in net assets resulting from investment operations	26,517,167	33,711,244

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(21,150)	(153,283)
Net realized gain on investments	(1,478,850)	(1,355,105)
Quarterly distributions accrued but not yet declared	–	(221)

Total distributions to Preferred Stockholders	(1,500,000)	(1,508,609)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	25,017,167	32,202,635

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(242,185)	(582,175)
Net realized gain on investments	(16,948,411)	(5,147,260)

Total distributions to Common Stockholders	(17,190,596)	(5,729,435)

CAPITAL STOCK TRANSACTIONS:
Offering costs from issuance of Preferred Stock	–	(984,000)
Reinvestment of distributions to Common Stockholders	11,013,943	3,566,912

Total capital stock transactions	11,013,943	2,582,912

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	18,840,514	29,056,112

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	87,012,078	57,955,966

End of year (including undistributed net investment income (loss) of ($15,000) in 2004.)	$105,852,592	$87,012,078

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 41

ROYCE FOCUS TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$9.00	$6.27	$7.28	$6.77	$5.94

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	0.08	(0.01)	0.05	0.12
Net realized and unrealized gain (loss) on investments	2.63	3.57	(0.74)	0.79	1.26

Total investment operations	2.65	3.65	(0.75)	0.84	1.38

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.00)	(0.02)	(0.03)	(0.04)	(0.03)
Net realized gain on investments	(0.15)	(0.14)	(0.13)	(0.13)	(0.14)

Total distributions to Preferred Stockholders	(0.15)	(0.16)	(0.16)	(0.17)	(0.17)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	2.50	3.49	(0.91)	0.67	1.21

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.02)	(0.06)	(0.02)	(0.03)	(0.06)
Net realized gain on investments	(1.72)	(0.56)	(0.07)	(0.11)	(0.28)

Total distributions to Common Stockholders	(1.74)	(0.62)	(0.09)	(0.14)	(0.34)

CAPITAL STOCK TRANSACTIONS:
Effect of Preferred Stock Offering	–	(0.11)	–	–	–
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.03)	(0.01)	(0.02)	(0.04)

Total capital stock transactions	(0.01)	(0.14)	(0.01)	(0.02)	(0.04)

NET ASSET VALUE, END OF PERIOD	$9.75	$9.00	$6.27	$7.28	$6.77

MARKET VALUE, END OF PERIOD	$10.47	$8.48	$5.56	$6.65	$5.69

TOTAL RETURN (a):
Market Value	47.3%	64.0%	(15.1)%	19.7%	27.9%
Net Asset Value	29.2%	54.3%	(12.5)%	10.0%	20.9%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.53%	1.57%	1.88%	1.47%	1.44%
Management fee expense	1.27%	1.14%	1.13%	1.11%	1.00%
Other operating expenses	0.26%	0.43%	0.75%	0.36%	0.44%
Net investment income (loss)	0.24%	1.07%	(0.16)%	0.70%	1.93%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$105,853	$87,012	$57,956	$66,654	$60,933
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$25,000	$25,000	$20,000	$20,000	$20,000
Portfolio Turnover Rate	52%	49%	61%	54%	69%
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	800,000	800,000	800,000
Asset coverage per share	$130.85	$112.01	$97.44	$108.32	$101.17
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$24.83	$25.45	–	–	–
7.45% Cumulative	–	$25.53	$25.64	$25.09	$22.23

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.21%, 1.20%, 1.43%, 1.11% and 1.05% for the periods ended December 31, 2004, 2003, 2002, 2001 and 2000, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.73%, 2.06%, 1.69% and 1.81% for the periods ended December 31, 2003, 2002, 2001 and 2000, respectively.
(d)	The average of month-end market values during the period that the preferred stock was outstanding.

42 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE FOCUS TRUST	DECEMBER 31, 2004

Notes to Financial Statements

Summary of Significant Accounting Policies:

        Royce Focus Trust, Inc. (“the Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
        Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
        Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
         The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
        As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
        The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
        The Fund entered into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

 Securities Lending:
        The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Capital Stock:
        The Fund issued 1,182,493 and 432,353 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2004 and 2003, respectively.
        On October 20, 2003, the Fund redeemed all (800,000 shares) of its then outstanding 7.45% Cumulative Preferred Stock at the redemption

THE ROYCE FUNDS ANNUAL REPORT 2004 | 43

ROYCE VALUE TRUST	DECEMBER 31, 2004

Notes to Financial Statements (continued)

price of $25.00 per share, plus accumulated and unpaid dividends through the redemption date of $0.14486 per share. On October 17, 2003, the Fund received net proceeds of $24,212,500 (after underwriting discounts of $787,500 and before estimated offering expenses of $196,500) from the public offering of 1,000,000 shares of 6.00% Cumulative Preferred Stock. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Cumulative Preferred Stock, in whole or in part, at the redemption price.
        At December 31, 2004, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund’s Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
        The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.

Investment Advisory Agreement:
        The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
        For the year ended December 31, 2004, the Fund accrued and paid Royce advisory fees totaling $1,197,732.

Distributions to Stockholders:
     The tax character of distributions paid to stockholders during 2004 and 2003 was as follows:

Distributions paid from:	2004	2003
Ordinary income	$263,335	$1,622,760
Long-term capital gain	18,427,261	5,615,063

	$18,690,596	$7,237,823

     As of December 31, 2004, the tax basis components of distributable earnings included in stockholder’s equity were as follows:

Undistributed long-term capital gain	$1,664,129
Unrealized appreciation	44,902,673
Accrued preferred distributions	(33,333)

$46,533,469

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2004, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain (Loss)

$22,760	$(22,760)

Purchases and Sales of Investment Securities:
      For the year ended December 31, 2004, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $61,719,366 and $56,634,211, respectively.

44 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE FOCUS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Focus Trust, Inc.

      We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER

Philadelphia, PA
January 21, 2005

THE ROYCE FUNDS ANNUAL REPORT 2004 | 45

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, EquiServe, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if EquiServe is properly notified.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through EquiServe on a monthly basis, and to deposit certificates representing your Fund shares with EquiServe for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2005.

How do the Plans work for registered stockholders?

EquiServe maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by EquiServe in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to EquiServe to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, EquiServe will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from EquiServe. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o EquiServe, PO Box 43011, Providence, RI 02940-3011, telephone (800) 426-5523.

46 | THE ROYCE FUNDS ANNUAL REPORT 2004

DIRECTORS AND OFFICERS
All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce (65), Director* and President		NAME AND POSITION: Arthur S. Mehlman (63), Director
Term Expires: 2006:	Tenure: Since 1986 (RVT), 1993 (RMT), 1996 (FUND)	Term Expires: 2004	Tenure: Since 2004
Number of Funds Overseen: 21	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Number of Funds Overseen: 21	Non-Royce Directorships: Director/ Trustee of registered investment companies constituting the 23 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits) and Partner, KPMG LLP (international accounting firm) (1972-2002).

NAME AND POSITION: David L. Meister (65), Director

NAME AND POSITION: Mark R. Fetting (50), Director*
Term Expires: 2004	Tenure: Since 2001
Number of Funds Overseen: 21	Non-Royce Directorships: Director/Trustee of the registered investment companies constituting the 23 Legg Mason Funds.	Term Expires: 2004	Tenure: Since 1986 (RVT), 1993 (RMT), 1996 (FUND)
		Number of Funds Overseen: 21	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
NAME AND POSITION: Donald R. Dwight (73), Director

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O’Brien (59), Director
Term Expires: 2005	Tenure: Since 1998	Term Expires: 2006	Tenure: Since 2001
Number of Funds Overseen: 21	Non-Royce Directorships: None	Number of Funds Overseen: 21
Non-Royce Directorships: Director/ Trustee of registered investment companies constituting the 23 Legg-Mason Funds; Director of Renaissance Capital Greenwich Fund and Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company, and as Trustee of the registered investment companies constituting the Eaton Vance Funds.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich (53), Vice President and Treasurer
Tenure: Since 1997
Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Funds since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr. (46), Vice President
Tenure: Since 1995 (RVT), 1995 (RMT), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George (46), Vice President
Tenure: Since 1995 (RVT), 1995 (RMT), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne (42), Vice President and Assistant Secretary
Tenure: Since 1994 (RVT), 1994 (RMT), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen (37), Secretary
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel(Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Richard M. Galkin (66), Director
Term Expires: 2004	Tenure: Since 1986 (RVT), 1993 (RMT), 1996 (FUND)
Number of Funds Overseen: 21	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs (65), Director
Term Expires: 2005 (RVT), 2005 (RMT), 2004 (FUND)	Tenure: Since 1986 (RVT), 1993 (RMT), 1996 (FUND)
Number of Funds Overseen: 21	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke (70), Director
Term Expires: 2004 (RVT), 2004 (RMT), 2005 (FUND)	Tenure: Since 2001 (RVT), 2001 (RMT), 1997 (FUND)
Number of Funds Overseen: 21	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Director

THE ROYCE FUNDS ANNUAL REPORT 2004 | 47

OTHER IMPORTANT INFORMATION

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

       This Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

       The Royce Funds have based the forward-looking statements included in this Report on information available to us on the date of the Report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or Reports.

Authorized Share Transactions
       Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 300,000 shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2005. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
       Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Proxy Voting
       A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov. Information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-221-4268 (toll-free), on the website of the SEC, at www.sec.gov., and on The Royce Funds’ website at www.roycefunds.com.

Form N-Q Filing
       The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Annual Certifications
       As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust, and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ Form N-CSR for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

48 | THE ROYCE FUNDS ANNUAL REPORT 2004

STOCKHOLDER MEETING RESULTS

ROYCE VALUE TRUST, INC.
At the 2004 Annual Meeting of Stockholders held on September 28, 2004, the Fund’s stockholders elected five Directors, consisting of:

	Votes For	Votes Abstained

Mark R. Fetting*	54,308,032	432,961
Richard M. Galkin*	54,325,149	415,844
William L. Koke**	7,659,862	67,338
Arthur S. Mehlman*	54,331,600	409,393
David L. Meister**	7,650,962	76,238

* Common Stock and Preferred Stock voting together as a single class.
** Preferred Stock voting as a separate class.

ROYCE MICRO-CAP TRUST, INC.
At the 2004 Annual Meeting of Stockholders held on September 28, 2004, the Fund’s stockholders elected five Directors, consisting of:

	Votes For	Votes Abstained

Mark R. Fetting*	20,558,869	142,202
Richard M. Galkin*	20,542,698	158,193
William L. Koke**	1,961,756	19,834
Arthur S. Mehlman*	20,567,831	133,510
David L. Meister**	1,963,956	17,634

* Common Stock and Preferred Stock voting together as a single class.
** Preferred Stock voting as a separate class.

ROYCE FOCUS TRUST, INC.
At the 2004 Annual Meeting of Stockholders held on September 28, 2004, the Fund’s stockholders elected five Directors, consisting of:

	Votes For	Votes Abstained

Mark R. Fetting*	9,105,495	107,025
Richard M. Galkin*	9,105,926	107,224
Stephen L. Isaacs**	987,606	6,693
Arthur S. Mehlman*	9,106,894	105,626
David L. Meister**	986,706	7,593

* Common Stock and Preferred Stock voting together as a single class.
** Preferred Stock voting as a separate class.

TheRoyceFunds

Wealth Of Experience
With approximately $20.9 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders..

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $74 million invested in The Royce Funds.

General Information Additional Report Copies and Fund Inquiries (800) 221-4268 EquiServe Transfer Agent and Registrar (800) 426-5523	Broker/Dealer Services
For Fund Materials and Performance Updates,
(800) 59-ROYCE (597-6923)

Advisor Services
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

www.roycefunds.com

CE-REP-1204

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2004 - $31,000
Year ended December 31, 2003 - $29,500

(b)	Audit-Related Fees:
Year ended December 31, 2004 - $1,500 – Preparation of reports to rating agency for Preferred Stock
Year ended December 31, 2003 - $6,000 – Preparation of reports to rating agency for Preferred Stock

(c)	Tax Fees:
Year ended December 31, 2004 - $2,500 – Preparation of tax returns
Year ended December 31, 2003 - $2,500 – Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2004 - $0
Year ended December 31, 2003 - $7,500 – Services in connection with Registration Statement on Form N-2 for newly issued Preferred Stock
$3,000 – Services in connection with Registration Statement on Form N-2 relating to the Fund's Rights Offering

(e)(1)   Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

           If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

           Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2004 - $4,000
Year ended December 31, 2003 - $19,000

(h)	No such services were rendered during 2004 or 2003.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7:
June 5, 2003

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have directly or indirectly delegated proxy voting authority to Royce. The Boards of Trustees/Directors of The Royce Funds have delegated all proxy voting decisions to Royce.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from “Proxy Master” (a service provided by Institutional Shareholder Services), the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.	From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different Royce portfolio managers. The Head of Administration maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration allowing such differing votes. The Head of Administration performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.	There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting, poison pills, etc. Royce’s portfolio managers decide these issues on a case-by-case basis as described above.

c.	A Royce portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

Custodian banks are authorized to release all shares held for Royce client account portfolios to Automated Data Processing Corporation (“ADP”) for voting, utilizing ADP’s “Proxy Edge” software system. Substantially all portfolio companies utilize ADP to collect their proxy votes. However, for the limited number of portfolio companies that do not utilize ADP, Royce attempts to register at least a portion of its clients holdings as a physical shareholder in order to ensure its receipt of a physical proxy.

Under the continuous oversight of the Head of Administration, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to ADP using Proxy Edge as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration by the designated Administrative Assistant, who then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Institutional Shareholder Services). The Head of Administration maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Proxy Edge system. Copies of all physically executed proxy cards, all proxy statements and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY: /s/ Charles M. Royce
      Charles M. Royce
      President

Date: February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.

BY: /s/ Charles M. Royce
      Charles M. Royce
      President

Date: February 28, 2005

ROYCE VALUE TRUST, INC.

BY: /s/ John D. Diederich
      John D. Diederich
      Chief Financial Officer

Date: February 28, 2005